Attachment 3
                                  Gur Contract
                     See Exhibit 10.3 to this Current Report


                                  Attachment 4
                          Registration Rights Agreement
            Incorporated by Reference to Attachment 3 to Exhibit 2.1
 to the Current Report on Form 8-K, filed with the Commission on March 10, 2005


                                                                    Exhibit 10.2

                                    AGREEMENT


     This Agreement (the "Agreement") is entered into as of the 25th day of April, 2005, among The Frost National Bank ("Frost"), Contemporary Constructors, Inc. ("Constructors"), CCI Telecom, Inc. ("CCI"), CCI Integrated Solutions, Inc. ("CCIIS"), Berkshire Wireless, Inc. ("Berkshire"), Michael J. Novak ("Novak"), and Charys Holding Company, Inc. ("Charys").

     Frost, Constructors, CCI, Charys and Novak have entered into that certain term sheet entitled Principal Terms Relating to Disposition of Existing Frost Credit Facilities (the "Term Sheet"), a copy of which is attached hereto as Exhibit A.

     Simultaneously with entering into this Agreement, certain of the parties hereto are entering into the following:

     1. Third Modification, Renewal and Extension Agreement dated effective February 1, 2005, between Frost and Constructors, acknowledged and agreed to by CCI, CCIIS, Berkshire and Novak, related to the term loan by Frost to Constructors (the "Term Modification").

     2. Third Modification, Renewal and Extension Agreement dated effective February 1, 2005, between Frost and Constructors, acknowledged and agreed to by CCI, CCIIS, Berkshire and Novak, related to a line of credit by Frost to Constructors (the "Line of Credit Modification").

     3. Sixth Amendment to Business Loan Agreement dated effective February 1, 2005, between Frost and Constructors related to the line of credit by Frost to Constructors (the "Line of Credit Amendment").

     4. Arbitration and Notice of Final Agreement by Frost and Constructors, acknowledged and agreed to by CCI, CCIIS, Berkshire and Novak.

     The parties hereto wish to enter into this Agreement to set forth their agreement as to documentation that will implement the remaining provisions of the Term Sheet.

  1. The  Documentation  to  Implement  the  Term  Sheet  Paragraph  1.

     Frost agrees that the terms of the Designations of Charys Series B Convertible Preferred Stock set forth as Exhibit B hereto and the Registration Rights Agreement, set forth as Exhibit C hereto, are satisfactory to it.

     If  on  or before August 1, 2005 there is simultaneously delivered to Frost
(i) a certificate representing Four Hundred Thousand (400,000) shares of Charys Series B Convertible Preferred Stock, having the preferences and rights set forth in Exhibit B hereto, and (ii) a Registration Rights Agreement by Charys in the form of Exhibit C hereto, then in exchange therefor Frost will deliver to Charys the original common stock purchase warrant issued by CCI to Frost and will deliver to Charys the original term note (being the term note evidencing the term loan described in the Term Sheet), in each case, without representation, warranty, or recourse, and, thereafter, Frost shall no longer have any right, title or interest in or to such common stock purchase warrant or such term note and the indebtedness evidenced thereby and, further, any guarantees of third parties relating to such term note then held by Frost shall terminate insofar, but only insofar, as they relate to such term note and the indebtedness evidenced thereby, but not otherwise.

     The parties agree that the obligation of Constructors to continue to make monthly interest payment on the term loan through the date that Frost obtains its Series B Convertible Preferred Stock is evidenced by the Term Modification.

  2. Documentation  to  Implement  Term  Sheet  Paragraph  2.

     The parties agree that the provisions of the Line of Credit Modification implement this paragraph.

  3. Documentation  to  Implement  Term  Sheet  Paragraph  3.

     The parties agree that the Line of Credit Amendment carries forward the reporting requirements that are to be complied with by Constructors.

  4. Documentation  to  Implement  Term  Sheet  Paragraph  4.

     The parties agree that this paragraph is self-implementing. No additional documentation is needed.

  5. Documentation  to  Implement  Term  Sheet  Paragraph  5.

     The parties agree that the Promissory Note in the form of Exhibit D hereto, with the blanks appropriately completed, the guarantees by Constructors, CCI, CCIIS, Berkshire and Novak in the forms of Exhibit E-l, E-2, E-3, E-4, and E-5, attached hereto, and the Arbitration and Notice of Final Agreement in the Form of Exhibit F attached hereto are satisfactory to implement the provisions of the second bullet point of Term Sheet paragraph 5.

     Frost agrees that the terms of the Designation of Series C Convertible Preferred Stock set forth as Exhibit G hereto and Redemption Rights Agreement set forth as Exhibit H hereto are satisfactory to it.

     Frost and Novak agree that the Put Agreement set forth as Exhibit I hereto is satisfactory.

     If  on or before August 1, 2005, there is simultaneously delivered to Frost
(i) $2,500,000.00 in cash, reduced by any paydown on the line of credit after the date hereof, (ii) a $300,000.00 Promissory Note by Charys in the form of Exhibit D hereto, (iii) Guarantees by Constructors, CCI, CCIIS, Berkshire and Novak in the form of Exhibits E-l, E-2, E-3, E-4 and E-5 hereto, (iv) a certificate representing Five Hundred Thousand (500,000) shares of Charys

Series C Convertible Preferred Stock, having the preferences and rights set forth in Exhibit G hereto, (v) a registration rights agreement by Charys in the form of Exhibit H hereto, (vi) a put agreement by Novak in the form of Exhibit I hereto, (vii) Certificate of Corporate Resolutions from Charys, Constructors, CCI, CCIIS, and Berkshire in form acceptable to Frost, and (viii) an Arbitration and Notice of Final Agreement by Charys, Constructors, CCI, CCIIS, Berkshire and Novak in the form of Exhibit F hereto, then in exchange therefor Frost will deliver to Charys the original line of credit note (being the line of credit note evidencing the line of credit described in the Term Sheet), without representation, warranty or recourse, and, thereafter, Frost shall no longer have any right, title or interest in or to such line of credit note and the indebtedness evidenced thereby and, further, any guarantees of third parties relating to such line of credit note then held by Frost shall terminate. At such time Frost will also deliver to Charys such other documents as Charys may reasonably require in order to terminate all of Frost's rights in or to the collateral securing such line of credit note.

  6. Documentation  to  Implement  Term  Sheet  Paragraph  6.

     The parties agree that the first sentence of Term Sheet paragraph 6 is self-implementing and does not require any additional documentation. The parties agree that the second sentence of paragraph 6 are reflected in the Line of Credit Amendment.

  7. Documentation  to  Implement  Term  Sheet  Paragraph  7.

     The parties agree that this paragraph is self-implementing. No additional documentation is needed.

  8. Documentation  to  Implement  Term  Sheet  Paragraph  8.

     The parties agree that this paragraph is self-implementing. No additional documentation is needed.

  9. Documentation  to  Implement  Term  Sheet  Paragraph  9.

     The parties agree that this paragraph is self-implementing. No additional documentation is needed.

 10. Documentation  to  Implement  Term  Sheet  Paragraph  10.

     The parties agree that this paragraph is self-implementing. No additional documentation is needed.

 11. Documentation  to  Implement  Term  Sheet  Paragraph  11.

     The parties agree that this paragraph is self-implementing. No additional documentation is needed.

 12. Documentation  to  Implement  or  Modify  Term  Sheet  Paragraph  12.

     The parties agree that notwithstanding the date of March 31, 2005, specified in Term Sheet paragraph 12, that the Term Sheet remains in effect, as supplemented by this Agreement and the documents referenced herein.

     13. The provisions of this Agreement, the Term Modification, the Line of Credit Modification, the Line of Credit Amendment, the Arbitration and Notice of Final Agreement, and Exhibits B through I control over conflicting provisions of the Term Sheet. Further, notwithstanding the provisions contained in the Term Sheet that indicate that the Term Sheet is non-binding, the parties hereto agree that, subject to the provisions of the preceding sentence, the Term Sheet is now and shall be binding.

     Executed as of the date and year first above written.

                                        The  Frost  National  Bank,
                                        a  national  banking  association.

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                        Contemporary  Constructors,  Inc.
                                        a  Texas  corporation

                                        By:_____________________________________
                                        Michael  J.  Novak,  President

                                        CCI  Telecom,  Inc.
                                        a  Nevada  corporation

                                        By:_____________________________________
                                        Michael  J.  Novak,  President

                                        CCI  Integrated  Solutions,  Inc.
                                        a  Texas  corporation

                                        By:_____________________________________
                                        Michael  J.  Novak,  President

                                        Berkshire  Wireless,  Inc.
                                        a  Massachusetts  corporation

                                        By:_____________________________________
                                        Michael  J.  Novak,  President

                                        _____________________________________
                                        Michael  J.  Novak,  Individually

                                        Charys  Holding  Company,  Inc.
                                        a  Delaware  corporation

                                        By:_____________________________________
                                        Billy  V.  Ray,  Jr.
                                        Chairman and Chief Executive Officer

                                    EXHIBIT A

                                CCI TELECOM, INC.

                                 PRINCIPAL TERMS
           RELATING TO DISPOSITION OF EXISTING FROST CREDIT FACILITIES

     CCI Telecom, Inc. ("CCI") has entered into a transaction (the "Transaction") with Charys Holding Company, Inc. ("Charys") pursuant to which Charys issued shares of its common stock to the stockholders of CCI in cancellation of their shares of CCI common stock and, consequently, CCI has become a wholly-owned subsidiary of Charys. Contemporary Constructors, Inc. ("Constructors") continues to be a wholly-owned subsidiary of CCI.

     Charys and CCI seek to enter into an agreement with The Frost National Bank ("Frost") and Charys relating to the credit facilities provided by Frost to CCI. In furtherance thereof, and subject to the negotiation of a definitive agreement relating thereto, Frost, CCI, Constructors, Charys and Michael J. Novak ("Novak") have preliminarily agreed upon the following principal terms:

     Frost, Charys, CCI, Constructors, Charys and Novak would enter into one or more agreements (whether one or more, the "Forbearance Agreement") providing for the following:

     1. Charys would issue to Frost 400,000 shares of a new series of Charys preferred stock as described below and to be designated as Series B Convertible Preferred Stock in full payment of the existing term loan made by Frost to Constructors, and Frost would release any and all third-party guarantees of the term loan. Such shares of Series B Convertible Preferred Stock would not be registered under the Securities Act of 1933 (the "Securities Act") or any state securities laws; however, Charys would agree to file a registration statement covering the shares common stock issuable upon conversion of such Series B Convertible Preferred Stock within three months after the issuance thereof and to pursue such registration in the same manner as if Frost had demand registration rights and to the end that such registration would be treated as a "shelf registration permitting Frost to sell such shares of common stock from time to time in accordance with the terms set forth in such registration statement. If such shares were not covered by an effective registration statement within six months after the issuance thereof, Charys would pay Frost liquidated damages in an amount equal to interest that would have accrued under the term loan from the date of issuance of such Series B Convertible Preferred Stock until such underlying shares of common stock become saleable in the trading market pursuant to an effective registration statement. All common stock purchase warrants that have been issued by CCI to Frost would be terminated. Until Charys issues to Frost the 400,000 shares of Series B Convertible Preferred Stock, Constructors would continue to make monthly interest payments on the term loan and pay interest through the date Frost obtains such Series B Convertible Preferred Stock. In addition to the registration rights provided for above in this paragraph 1, the Series B Convertible Preferred Stock will have the following provisions:

                    Conversion  Rights:  Each  share  of  Series  B  Convertible
               Preferred Stock would be convertible into one share of Charys common stock at any time after the date of issuance thereof.

                    Voting  Rights:  None,  other  than  as  required  by  law.

                    Dividends:  None

                    Other  Features: Reasonable and customary adjustments in the conversion ratio of the Series B Convertible Preferred Stock in the event of stock splits, stock dividends or similar events.

     2. Frost would extend the final maturity of the existing line of credit (the "Line") made by Frost to Constructors for a period (the "Forbearance Period") of six months from February 1, 2005. The Line would be renewed for $4,550,000, with interest being payable monthly and Constructors would be required to comply with the existing terms and conditions, including but not limited to, the borrowing base and reporting requirements. All third-party guarantees of the Line would remain in effect.

     3. Constructors would continue to comply with existing reporting requirements, including but not limited to, weekly borrowing base reports and the submission of a borrowing base report along with any and all advance requests. CCI has heretofore provided Frost with a copy of the audited consolidated financial statements of CCI for the fiscal year ended March 31, 2004.

     4. If, during the Forbearance Period, the direct or indirect ownership of the real property currently owned by CCI Associates ("Associates") is transferred to CCI or Constructors, Frost would not interfere with the sale of such property or with obtaining a mortgage loan secured by such property so long as all mortgage liens, including but not limited to Frost's, on such property are paid in full at such time. After the payment of the existing mortgage loans secured by such property, the remaining proceeds from any such sale or new mortgage loan would be used by Constructors as working capital.

     5. At any time during the Forbearance Period and no later than six months from February 1, 2005, Frost would provide a release of all security interests and liens upon all collateral presently securing Constructors' debt to Frost, in consideration of Frost receiving the following:

          - $2.5 million in cash, as reduced by any net pay-down during the Forbearance Period.

          - $300,000 in the form of an unsecured promissory note executed by Charys, such note to bear interest at the rate of 12.0% per annum and to become due and payable, both principal and interest in a single payment, 13 months after the date of issue. This note would be guaranteed by Constructors and all existing guarantors of Constructor's debts to Frost, including but not limited to Novak.

          - 500,000 shares of a new series of preferred stock of Charys, to be designated as Series C Convertible Preferred Stock, with the following provisions:

                    Conversion  Rights:  Each  share  of  Series  C  Convertible
               Preferred Stock would be convertible into one share of Charys common stock at any time after the expiration of 24 months from the date of issue.

                    Redemption  Rights:  Charys would have the optional right to redeem the Series C Convertible Preferred Stock, in whole or in part, and at any time and from time to time, until the expiration of 24 months from the date of issuance of the Series C Convertible Preferred Stock, at a cash price of $3.50 per share.

                    Registration  Rights:  The  Series  C  Convertible Preferred
               Stock would not be registered under the Securities Act or any state securities laws. Charys would agree to file a registration statement under the Securities Act covering the common stock issuable upon the conversion of the Series C Convertible Preferred Stock immediately after the expiration of the put option described below, and to pursue such registration in the same manner as if Frost had demand registration rights and to the end that such registration would be treated as a "shelf registration permitting Frost to sell such shares of common stock from time to time in accordance with the terms set forth in such registration statement.

                    Voting  Rights:  None,  other  than  as  required  by  law.
               Dividends:  None.

                    Put  Option:  In  the  event  Charys  does  not exercise its redemption rights at $3.50 per share within 24 months from the date of the issuance of the Series C Convertible Preferred Stock, then during the next six months Novak shall be obligated to purchase Frost's 500,000 shares of Series C Convertible Preferred Stock, or the remaining shares thereof, at price of $3.50 per share, upon receipt of Frost's written request to purchase such shares.

                    Other  Features: Reasonable and customary adjustments in the conversion ratio of the Series C Convertible Preferred Stock in the event of stock splits, stock dividends or similar events.

     6. Regardless of any Forbearance Agreement, Frost would reserve its existing rights and remedies and may exercise its rights and remedies, at its sole discretion, if at any time Constructors should fail to: (i) remain in compliance with the borrowing base, (ii) keep interest current on the term loan and the Line, (iii) comply with all reporting requirements, (iv) prevent any liens, other than those for the benefit of Frost, from being filed on its assets, without Frost's express written consent, or (v) should Constructors or CCI become insolvent, seek protection in bankruptcy or be forced into bankruptcy. The Forbearance Agreement would also provided that if the borrowing base required a pay-down on the Line and such pay-down were not timely made, there would be a cure period of seven business days, and if the curing payment were made during such cure period, then no default would have occurred.

     7. Any additional working capital requirements of Constructors provided by Charys would be on an unsecured basis during the term of the Forbearance Agreement.

     8. Frost would retain all of its existing security interests and liens on Constructors assets and would not release or terminate its security interest or liens until it has received, to its satisfaction: (i) $2,500,000 (as reduced by any net pay-down) in cash, (ii) $300,000 promissory note from Charys, and (iii) 500,000 shares of Charys Series C Convertible Preferred Stock.

     9. Any fees incurred by Frost, including but not limited to attorneys fees, in regards to review and documentation of the proposed renewals and Forbearance Agreement would be paid by Constructors.

     10. In the opinion of Frost' legal counsel at the time the Forbearance Agreement is entered into, the proposed transactions, including but not limited to the proposed issuance of common and preferred stock to Frost, must be in compliance with all applicable laws, rules and regulations governing Frost and must not require Frost to issue any additional disclosure statements of any kind.

     11. The proposed issuance of 500,000 shares of Series C Convertible Preferred Stock, a new $300,000 promissory note from Charys payable to Frost and the payment of $2,500,000 cash (as reduced by any net pay-down) to Frost must occur simultaneously within the time period ending six months from February 1, 2005.

     12. Documentation of the Forbearance Agreement must be completed on or before March 31, 2005, otherwise this Term Sheet shall automatically terminate and become null and void.

     The foregoing sets forth the proposed terms that have been discussed among Frost, CCI, Constructors, Charys and Novak The foregoing is subject to Frost's approval and documentation acceptable to legal counsel to Frost. The foregoing is intended as an outline only and does not purport to contain all the terms, conditions, covenants, representations, warranties and other provisions which may be contained in a definitive agreement. Additional provisions and/or due diligence may need to be reviewed or performed, in Frost's sole discretion, to enable Frost to make a final decision regarding the Forbearance Agreement. Frost, CCI, Constructors, Charys and Novak are all executing this NON-BINDING term sheet in the space provided below in order to evidence their current intent to proceed to negotiate the definitive terms and conditions of the Forbearance Agreement.

                            [SIGNATURE PAGES FOLLOW]

Dated: March 11 , 2005
             --

THE FROST NATIONAL BANK                 CCI TELECOM, INC.


By: [UNREADABLE]                        By:
    -------------------------------        -----------------------------------
    Title: Senior Vice President           Title:
          -------------------------              -----------------------------


CHARYS HOLDING COMPANY, INC.            CONTEMPORARY CONSTRUCTORS, INC.

By:                                     By:
   --------------------------------        -----------------------------------

Name:                                   Name:
     ------------------------------          ---------------------------------

Title:                                  Title:
      -----------------------------           --------------------------------


MICHAEL J. NOVAK, individually


-----------------------------------

Dated: March 11, 2005
             --

THE FROST NATIONAL BANK                 CCI TELECOM, INC.


By:                                     By: /s/ Michael J. Novak
    -------------------------------        -----------------------------------
    Title:                                 Title:  CEO
          -------------------------              -----------------------------



CHARYS HOLDING COMPANY, INC.            CONTEMPORARY CONSTRUCTORS, INC.

By:                                     By: /s/ Michael J. Novak
   --------------------------------        -----------------------------------

Name:                                   Name:  Michael J. Novak
     ------------------------------          ---------------------------------

Title:                                  Title:  CEO
      -----------------------------           --------------------------------


MICHAEL J. NOVAK, individually

/s/ Michael J. Novak
-----------------------------------

Dated: March  11, 2005
              --

THE FROST NATIONAL BANK                 CCI TELECOM, INC.


By:                                     By:
    -------------------------------        -----------------------------------
    Title:                                 Title:
          -------------------------              -----------------------------


CHARYS HOLDING COMPANY, INC.            CONTEMPORARY CONSTRUCTORS, INC,


By:  /s/ Billy V. Ray Jr.               By:
   --------------------------------        -----------------------------------

Name: Billy V. Ray Jr.                  Name:
     ------------------------------          ---------------------------------

Title: CEO                              Title:
      -----------------------------           --------------------------------


MICHAEL J, NOVAK, individually


-----------------------------------

                                    EXHIBIT B

              CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS OF
                     SERIES B CONVERTIBLE PREFERRED STOCK OF
                          CHARYS HOLDING COMPANY, INC.


     I, Billy V. Ray, Jr., President of Charys Holding Company, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), in accordance with the provisions of Section 151 of the Delaware General Corporation Law, DO HEREBY CERTIFY:

     That pursuant to the authority conferred upon the Board of Directors of the Company (the "Board") by the Certificate of Incorporation of the Company, the Board on April 28, 2005, adopted the following resolution creating a series of 400,000 preferred shares of the par value of $0.001 per share designated as "Series B Convertible Preferred Stock":

     RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Certificate of Incorporation of the Company, a series of preferred stock of the Company be, and it hereby is, created, and that the designation and amount thereof and the relative rights and preferences of the shares of such series, called the "Series B Convertible Preferred Stock," are as follows:

     1.     Dividends.   Notwithstanding  anything  herein  to the contrary, and
            ----------
except as may otherwise be provided in Paragraph 7 hereof, the holders of outstanding shares of the Series B Convertible Preferred Stock shall not be entitled to receive any dividends, whether in form of cash, stock, or other property.

     2.     Redemption  Rights. Notwithstanding anything herein to the contrary,
            -------------------
the Company shall not be entitled to redeem the whole or any part of the outstanding Series B Convertible Preferred Stock.

     3.     Liquidation  Rights.   Upon  the dissolution, liquidation or winding
            --------------------
up of the Company, whether voluntary or involuntary, the holders of the then outstanding shares of Series B Convertible Preferred Stock shall be entitled to receive out of the assets of the Company the sum of $0.001 per share (the "Liquidation Rate") before any payment or distribution shall be made on shares of the common stock of the Company, par value $0.001 per share (the "Common Stock"), or any other class of capital stock of the Company ranking junior to the Series B Convertible Preferred Stock.

          (a) The sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Company shall be deemed a dissolution, liquidation or winding up of the Company for purposes of this Paragraph 3, but the merger or consolidation of the Company into or with any other corporation, or the merger or consolidation of any other corporation into or with the Company, shall not be deemed a dissolution, liquidation or winding up, voluntary or involuntary, for purposes of this Paragraph 3.

          (b) After the payment to the holders of shares of the Series B Convertible Preferred Stock of the full preferential amounts fixed by this Paragraph 3 for shares of the Series B Convertible Preferred Stock, the holders of the Series B Convertible Preferred Stock as such shall have no right or claim to any of the remaining assets of the Company.

          (c) In the event the assets of the Company available for distribution to the holders of the Series B Convertible Preferred Stock upon dissolution, liquidation or winding up of the Company shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to this Paragraph 3, no distribution shall be made on account of any shares of a class or series of capital stock of the Company ranking on a parity with the shares of the Series B Convertible Preferred Stock, if any, upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of the Series B Convertible Preferred Stock, ratably, in proportion to the full distributive amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

     4.     Conversion  of  Series B Convertible Preferred Stock.   At any time,
            ----------------------------------------------------
the holder of shares of the Series B Convertible Preferred Stock shall have the right, at such holder's option, to convert any number of shares of the Series B Convertible Preferred Stock into shares of the Common Stock. Such right to convert shall commence as of the date the shares of the Series B Convertible Preferred Stock are issued to such holder (the "Issue Date") and shall continue thereafter for a period of 10 years, such period ending on the tenth anniversary of the Issue Date. In the event that the holder of the Series B Convertible Preferred Stock elects to convert such shares into Common Stock, the holder shall deliver to the Company a Conversion Notice in the form of Attachment A and shall have 60 days from the date of such notice in which to tender the shares of Series B Convertible Preferred Stock being converted to the Company. Any such conversion shall be upon the other following terms and conditions:

          (a)     Conversion  Rate.  Subject  to  adjustment as provided herein,
                  ----------------
each share of the Series B Convertible Preferred Stock shall be convertible into one fully paid and nonassessable share of the Common Stock (the "Conversion Rate").

          (b)     Adjustment  of  Conversion Rate for Dilution and Other Events.
                  -------------------------------------------------------------
In order to prevent dilution of the rights granted to the holders of shares of the Series B Convertible Preferred Stock, the Conversion Rate will be subject to adjustment from time to time as follows:

               (i)     Adjustment  of  Conversion  Rate  upon  Subdivision  or
                       -------------------------------------------------------
Combination  of  the Common Stock. If the Company at any time subdivides (by any
---------------------------------
stock split, stock dividend, recapitalization or otherwise) the issued and outstanding or authorized Common Stock into a greater number of shares, the Conversion Rate in effect immediately prior to such subdivision will be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) the issued and outstanding or authorized Common Stock into a smaller number of shares, the Conversion Rate in effect immediately prior to such combination will be proportionately decreased.

               (ii)     Reorganization, Reclassification, Consolidation, Merger,
                        --------------------------------------------------------
or  Sale.  Any dividend or distribution payable or to be made in Common Stock or
--------
other shares of stock of the Company or any recapitalization, reorganization, reclassification, consolidation, merger, or other similar transaction which is effected in such a way that holders of the Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for the Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Series B Convertible Preferred Stock, to ensure that each of the holders of shares of the Series B Convertible Preferred Stock will thereafter have the right to acquire and receive in lieu of or in addition to, as the case may be, the shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series B Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's shares of the Series B Convertible Preferred Stock had such Organic Change not taken place. In any such case, the Company will make appropriate provision, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Series B Convertible Preferred Stock, with respect to such holders' rights and interests to ensure that the provisions of this paragraph and paragraph 4(c) below will thereafter be applicable to the Series B Convertible Preferred Stock. The Company will not effect any such consolidation or merger, unless prior to the consummation thereof the successor entity resulting from such consolidation or merger, if other than the Company, assumes, by written instrument, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Series B Convertible Preferred Stock, the obligation to deliver to each holder of shares of the Series B Convertible Preferred Stock such shares of stock, securities or assets as, in accordance with the foregoing provisions, that such holder may be entitled to acquire.

               (iii)     Notices.  Immediately  upon  any  adjustment  of  the
                         -------
Conversion Rate, the Company will give written notice of such adjustment to each holder of shares of the Series B Convertible Preferred Stock, setting forth in reasonable detail and certifying the calculation of such adjustment. The Company will give written notice to each holder of shares of the Series B Convertible Preferred Stock at least 20 days prior to the date on which the Company closes its books or takes a record with respect to any dividend or distribution upon the Common Stock, or with respect to any pro rata subscription offer to holders of the Common Stock. The Company will also give written notice to each holder of shares of the Series B Convertible Preferred Stock at least 20 days prior to the date on which any Organic Change, dissolution or liquidation will take place.

          (c)     Purchase Rights.  If at any time the Company grants, issues or
                  ---------------
sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of the Common Stock (the "Purchase Rights"), then each holder of shares of the Series B Convertible Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of the Common Stock acquirable upon complete conversion of the holder's shares of the Series B Convertible Preferred Stock immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of the Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

          (d)     Mechanics  of  Conversion.  To  convert shares of the Series B
                  -------------------------
Convertible Preferred Stock into full shares of the Common Stock on any date (the "Conversion Date"), the holder thereof shall (i) deliver or transmit by facsimile to the Company, for receipt on or prior to 11:59 p.m., Eastern Time, on the Conversion Date, a copy of a fully executed notice of conversion in the form attached hereto as Attachment A (the "Conversion Notice"), and (ii)
                            -------------
surrender to a common carrier for delivery to the Company as soon as practicable following such date, the certificates (each a "Preferred Stock Certificate") representing the shares of the Series B Convertible Preferred Stock being converted, or an indemnification undertaking with respect to such shares in the case of the loss, theft or destruction thereof, and the originally executed Conversion Notice. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. Within five business days of the Company's receipt of the originally executed Conversion Notice and the holder's Preferred Stock Certificate(s), the Company shall issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of the Common Stock to which the holder is entitled.

          (e)     Record  Holder.  The  person  or  persons  entitled to receive
                  --------------
shares of the Common Stock issuable upon conversion of shares of the Series B Convertible Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of the Common Stock on the Conversion Date.

          (f)     Fractional  Shares. The Company shall not be required to issue
                  ------------------
any fraction of a share of the Common Stock upon any conversion. All shares of the Common Stock, including fractions thereof, issuable upon conversion of more than one share of the Series B Convertible Preferred Stock shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of the Common Stock. If, after such aggregation, the issuance would result in the issuance of a fraction of it share of the Common Stock, the Company shall round such fraction of a share of the Common Stock up or down to the nearest whole share.

          (g)     Reissuance  of  Certificates.  In the event of a conversion of
                  ----------------------------
less than all of the shares of the Series B Convertible Preferred Stock represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the holder of such Series B Convertible Preferred Stock a new Series B Convertible Preferred Stock Certificate representing the remaining shares of the Series B Convertible Preferred Stock which were not corrected.

     5.     Reservation  of  Shares.  The  Company  shall, so long as any of the
            -----------------------
shares of the Series B Convertible Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued shares of the Common Stock, solely for the purpose of effecting the conversion of the shares of the Series B Convertible Preferred Stock, the number of shares of the Common Stock as shall from time to time be sufficient to effect the conversion of all of the outstanding shares of the Series B Convertible Preferred Stock.

     6.     Seniority.  The  shares  of the Series B Convertible Preferred Stock
            ---------
shall rank superior to the shares of the Company's Common Stock, and to the shares of all other series of the Company's preferred stock. The rights of the shares of the Common Stock and all other series of the Company's preferred stock shall be subject to the preferences and relative rights of the shares of the
Series  B  Convertible  Preferred  Stock.   Without  the  prior
written consent of the holders of not less than two-thirds (2/3) of the outstanding shares of the Series B Convertible Preferred Stock, the Company shall not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the shares of the Series B Convertible Preferred Stock in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company described in Paragraph 3 above.

     7.     Restriction  on Dividends. If any shares of the Series B Convertible
            -------------------------
Preferred Stock are outstanding, the Company shall not, without the prior written consent of the holders of not less than two-thirds (2/3) of the then outstanding shares of the Series B Convertible Preferred Stock, directly or indirectly declare, pay or make any dividends or other distributions upon any of the Common Stock or any other series of the Company's preferred stock. Notwithstanding the foregoing, this paragraph shall not prohibit the Company from declaring and paying a dividend in cash with respect to the shares of the Common Stock or any other series of the Company's preferred stock so long as the Company simultaneously pays each holder of shares of the Series B Convertible Preferred Stock an amount in cash equal to the amount such holder would have received had all of such holder's shares of the Series B Convertible Preferred Stock been converted to shares of the Common Stock on the business day prior to the record date for any such dividend.

     8.     Vote  to  Change  the  Terms  of  the Series B Convertible Preferred
            --------------------------------------------------------------------
Stock.  Without  the  prior  written  consent  of  the  holders of not less than
-----
two-thirds (2/3) of the outstanding shares of the Series B Convertible Preferred Stock, the Company shall not amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series B Convertible Preferred Stock.

     9.     Lost  or  Stolen  Certificates.    Upon  receipt  by  the Company of
            ------------------------------
evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of the Series B Convertible Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking or bond, in the Company's discretion, by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock certificate(s), the Company shall execute and deliver new Series B Convertible Preferred Stock certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue Series B Convertible Preferred Stock certificates if the holder thereof contemporaneously requests the Company to convert such shares of the Series B Convertible Preferred Stock into the Common Stock.

     10.     Voting.  The  holders  of  the Series B Convertible Preferred Stock
             ------
shall have no voting rights on any matter submitted to the stockholders of the Company for their vote, waiver, release or other action, or be considered in connection with the establishment of a quorum, except as may otherwise be expressly required by law or by the applicable stock exchange rules.

     The Resolution was duly adopted by all of the directors of the Company as required by Section 151 of the Delaware General Corporation Law.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designation, Preferences and Rights on behalf of the Company this 29th day of April, 2005.

                                    CHARYS  HOLDING  COMPANY,  INC.


                                    By /s/ Billy V. Ray, Jr.
                                      ------------------------------------------
                                      Billy V. Ray, Jr., Chief Executive Officer

THE  STATE  OF  GEORGIA  *
                         *
COUNTY  OF  FULTON       *

     On this 29th day of April, 2005, before me, the undersigned authority, personally appeared Billy V. Ray, Jr., the President of Charys Holding Company, Inc., a Delaware corporation, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes and consideration therein expressed, and as the act and deed of said corporation, and who also upon oath swore that the statements therein contained are true and correct.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                   ---------------------------------------------
                                   Notary Public for the State of Georgia
                                   Printed  Name:
                                                 -------------------------------
                                   My  Commission  Expires:
                                                           ---------------------

                                  ATTACHMENT A
                          CHARYS HOLDING COMPANY, INC.
                                CONVERSION NOTICE

     In accordance with and pursuant to the provisions of the Certificate of Designation Establishing Series B Convertible Preferred Stock of Charys Holding Company, Inc., the undersigned hereby elects to convert the number of shares of Series B Convertible Preferred Stock, par value $0.001 per share, of Charys Holding Company, Inc. (the "Company") indicated below into shares of the common stock, par value $0.001 per share (the "Common Stock"), of the Company, by tendering the stock certificate(s) representing the share(s) of the Series B Convertible Preferred Stock hereinafter described as of the date specified below.

     The undersigned acknowledges that the securities issuable to the undersigned upon conversion of shares of the Series B Convertible Preferred Stock may not be sold, pledged, hypothecated or otherwise transferred unless such securities are registered under the Securities Act of 1933, as amended, and any other applicable securities law, or the Company has received an opinion of counsel satisfactory to it that registration is not required. A legend in substantially the following form will be placed on any certificates or other documents evidencing the securities to be issued upon any conversion of the shares of the Series B Convertible Preferred Stock:

          THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

Date of Conversion:
                   --------------------------

Number of shares of the Series B Convertible Preferred Stock to be converted:

----------------------------------------

Stock certificate no(s). of the shares of the Series B Convertible Preferred Stock to be converted:

--------------------

Conversion Rate:
                -----------------------------

Number of shares of the Common Stock to be issued:

---------------------------------------------

Name in which shares of the Common Stock are to be issued:

---------------------------------------------

---------------------------------------------
Signature

---------------------------------------------
Printed Name and Address

---------------------------------------------

                                    EXHIBIT C

                    FROST REGISTRATION RIGHTS AGREEMENT NO. 1

     THIS REGISTRATION RIGHTS AGREEMENT is made and entered into as of April 25, 2005 by and among CHARYS HOLDING COMPANY, INC., a Delaware corporation ("Charys") and THE FROST NATIONAL BANK, a national banking corporation located in San Antonio, Texas ("Frost").

     WHEREAS, Charys has issued to Frost 400,000 shares of its Series B Convertible Preferred Stock, par value $0.001, per share (the Charys Series B
Convertible Preferred Stock"), which is convertible into shares of the Charys common stock, par value $0.001 per share (the "Charys Common Stock"); and

     WHEREAS, a copy of the Certificate of Designation of the Charys Series B Convertible Preferred Stock is attached hereto as Attachment A:
                                                         --------------

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements, and subject to the terms and conditions herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE I
                               REGISTRATION RIGHTS

     1.1     Registrable  Shares.  "Registrable  Shares"  means and includes the
             --------------------
shares of the Charys Common Stock issued pursuant to any conversion of the Charys Series B Convertible Preferred Stock, plus all other securities of Charys issued with respect to such Charys Common Stock by way of a stock split, stock dividend, recapitalization, merger or consolidation or otherwise. As to any particular Registrable Shares, such securities will cease to be Registrable Shares when:

          (a) They have been effectively registered under the Securities Act of 1933, as amended (the "Securities Act") and disposed of in accordance with the Registration Statement covering them; or

          (b) A Registration Statement with respect thereto shall have been effective for a period of two years.

     1.2     Registration  of  Registrable Shares.  Charys shall, within 90 days
             -------------------------------------
after demand therefor by Frost, file a registration statement (the "Registration Statement") pursuant to Rule 415 under the Securities Act, or any similar rule that may be adopted by the Securities and Exchange Commission (the "SEC"), covering the resale of the Registrable Shares. Charys shall use its best efforts to cause the Registration Statement to be declared effective by the SEC (the "Required Effectiveness Date") on the earlier of:

          (a)     180  days  following  such  demand  by  Frost;

          (b) Ten days following the receipt of a "No Review" or similar letter from the SEC; or

          (c) The first day following the day the SEC determines the Registration Statement is eligible to be declared effective.

     1.3     Registration  Statement  Form.   Registration  under  Paragraph 1.2
             ------------------------------
shall be on Form SB-2 or such other appropriate registration form of the SEC as shall permit the disposition of the Registrable Shares in accordance with the intended method or methods of disposition specified by Frost to be included in the Registration Statement; provided, however, such intended method of disposition shall not include more than one underwritten offering of not less than all Registrable Shares, the underwriter of which shall be selected by Charys and reasonably acceptable to Frost.

     1.4     Expenses.  Charys  will pay all registration expenses in connection
             --------
with  any  registration  required  by  Paragraph  1.2  herein.

     1.5     Effective Registration Statement. A registration requested pursuant
             --------------------------------
to Paragraph 1.2 shall not be deemed to have been effected:

          (a) Unless a Registration Statement with respect thereto has become effective within the time period specified herein, provided that a registration which does not become effective after Charys files a Registration Statement with respect thereto solely by reason of the refusal to proceed by Frost (other than a refusal to proceed based upon the advice of counsel in the form of a letter signed by such counsel and provided to Charys relating to a disclosure matter unrelated to Frost) shall be deemed to have been effected by Charys unless Frost shall have elected to pay all registration expenses in connection with such registration,

          (b) If, after it has become effective, such Registration Statement becomes subject to any stop order, injunction or other order or extraordinary requirement of the SEC or other governmental agency or court for any reason; or

          (c) If, after it has become effective, such Registration Statement ceases to be effective or it or the prospectus forming a part thereof are not usable by Frost, other than during the allowable Black-Out Periods (as defined herein), to permit the disposition thereunder of the Registrable Shares in compliance with the Securities Act and the SEC regulations during the period the Registration Statement is required to be effective.

     1.6     Plan  of  Distribution.  Charys hereby agrees that the Registration
             ----------------------
Statement shall include a plan of distribution section reasonably acceptable to Frost.

     1.7     Liquidated  Damages.   If  (a)  Charys  shall  not  cause  the
             -------------------
Registration Statement to be declared effective pursuant to the requirements of Paragraph 1.2 herein, then Charys shall pay Frost, as liquidated damages and not as a penalty, an amount equal to interest on $1,709,201.51 computed at a per annum rate equal to the lesser of (i) a rate equal to the Prime Rate of Frost, plus three percent per annum, with said rate to be adjusted to reflect any change in said Prime Rate at the time of any such change or (ii) the highest rate permitted by applicable law from the date hereof until the date the Registration Statement shall be declared effective and (b) if, after the Registration Statement is declared effective and until two years after it becomes effective, the Registration Statement or the related prospectus is not usable by Frost as a result of any of the conditions specified in Paragraph 1.5(b) or (c) hereof, then Charys shall pay Frost, as liquidated damages and not as a penalty, an amount equal to the interest on $1,709,201.51 computed at a per annum rate equal to the lesser of (i) a rate equal to the Prime Rate of Frost, plus three percent per annum, with said rate to be adjusted to reflect any change in said Prime Rate at the time of any such change or (ii) the highest rate permitted by applicable law for each such day that the Registration Statement or the related prospectus is not so usable by Frost.

     The "Prime Rate" shall mean the prime rate of interest charged by Frost as established from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer.

     Interest shall be computed on a per annum basis of a year of 360 days and for the actual number of days elapsed, unless such calculation would result in a rate greater than the highest rate permitted by applicable law, in which case interest shall be computed on a per annum basis of a year of 365 days or 366 days in a leap year, as the case may be.

     The parties agree that the only damages payable for a violation of the terms of this Agreement with respect to which liquidated damages are expressly provided shall be such liquidated damages. Nothing shall preclude Frost from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement.

     The parties hereto agree that the liquidated damages provided for in this Paragraph 1.7 constitute a reasonable estimate of the damages that may be incurred by Frost by reason of the failure of the Registration Statement to be filed, or declared effective, or cease to be effective, in accordance with the provisions hereof.

                                   ARTICLE II
                         INCIDENTAL REGISTRATION RIGHTS

     2.1     Right  to  Include  ("Piggy-Back")  Registrable Shares.   If at any
             ------------------------------------------------------
time Charys proposes to register any of its securities under the Securities Act (other than by a registration in connection with an acquisition in a manner which would not permit registration of Registrable Shares for sale to the public, on Form S-8, or any successor form thereto, on Form S-4, or any successor form thereto and other than pursuant to Article I hereof), on an underwritten basis (either "best-efforts" or "firm-commitment"), and Frost continues to own Charys Series B Convertible Preferred Stock or any shares of Charys Common Stock issued pursuant to the conversion of the Charys Series B Convertible Preferred Stock, or any other securities of Charys issued with respect to such Charys Common Stock by way of stock split, stock divided, recapitalization, merger, consolidation or otherwise, then, Charys will each such time give prompt written notice to Frost of its intention to do so and of Frost's rights under this Paragraph 2.1. Upon the written request of Frost made within 10 days after the receipt of any such notice (which request shall specify the Registrable Shares intended to be disposed of by Frost and the intended method of disposition thereof), Charys will, subject to the terms of this Agreement, use its commercially reasonable best efforts to effect the registration under the Securities Act of the Registrable Shares, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Shares so to be registered, by inclusion of the Registrable Shares in the Registration Statement which covers the securities which Charys proposes to register; provided that if, at any time after written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, Charys shall determine for any reason either not to register or to delay registration of such securities, Charys may, at its election, give written notice of such determination to Frost and, thereupon:

          (a) In the case of a determination not to register, shall be relieved of this obligation to register any of the Registrable Shares in connection with such registration (but not from its obligation to pay the registration expenses in connection therewith), without prejudice, however, to the rights of Frost entitled to do so to request that such registration be effected as a registration under Article I hereof; and

          (b) In the case of a determination to delay registering, shall be permitted to delay registering any of the Registrable Shares, for the same period as the delay in registering such other securities.

     No registration effected under this Paragraph 2.1 shall relieve Charys of its obligation to effect any registration upon request under Article I hereof. Charys will pay all registration expenses in connection with each registration of the Registrable Shares requested pursuant to this Paragraph 2.1. The right provided Frost pursuant to this paragraph shall be exercisable at its sole discretion and will in no way limit any of Charys' obligations hereunder.

     2.2     Priority in Incidental Registrations.   If the managing underwriter
             ------------------------------------
of the underwritten offering contemplated by this Article II shall inform Charys and Frost by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, then Charys will include in such registration, to the extent of the number which Charys is so advised can be sold in such offering:

          (a) First, securities proposed by Charys to be sold for its own account; and

          (b) Second, the Registrable Shares and securities of other selling security holders requested to be included in such registration pro rata on the basis of the number of shares of such securities so proposed to be sold and so requested to be included; provided, however, Frost shall have pro rata rights of registration with all shares sought to be included by officers and directors of Charys as well as holders of 10 percent or more of the Charys Common Stock.

                                   ARTICLE III
                             REGISTRATION PROCEDURES

     3.1     Registration  Procedures.  If  and  whenever  Charys is required to
             -------------------------
effect the registration of any of the Registrable Shares under the Securities Act as provided in Paragraph 1.2 hereof, Charys shall, as expeditiously as possible:

          (a) Prepare and file with the SEC the Registration Statement, or amendments thereto, to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its commercially reasonable best efforts to cause the Registration Statement to be declared effective by the SEC, as soon as practicable, but in any event no later than the Required Effectiveness Date (with respect to a registration pursuant to Paragraph 1.2 hereof); provided, however, that before filing the Registration Statement or any amendments thereto, Charys will furnish to the counsel selected by Frost, copies of all such documents proposed to be filed;

          (b) With respect to any Registration Statement pursuant to Paragraph 1.2 hereof, prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Shares covered by the Registration Statement (subject to the right of Charys to suspend the use thereof for not more than 10 consecutive trading days or an aggregate of 40 trading days during each year (each a "Black-Out Period") until two (2) years after such Registration Statement became effective;

          (c) Furnish to Frost such number of conformed copies of the Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in the Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as Frost and the underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by Frost;

          (d) Use its commercially reasonable best efforts to register or qualify all of the Registrable Shares and other securities covered by the Registration Statement under such other securities laws or blue sky laws of such states as Frost shall reasonably request, to keep such registrations or qualifications in effect for so long as the Registration Statement remains in effect, and take any other action which may be reasonably necessary to enable Frost to consummate the disposition in such jurisdictions of the securities owned by Frost, except that Charys shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

          (e) Use its commercially reasonable best efforts to cause all of the Registrable Shares covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable Frost thereof to consummate the disposition of the Registrable Shares;

          (f) Furnish to Frost a signed counterpart, addressed to Frost, and the underwriters, if any, of an opinion of counsel for Charys, dated the effective date of the Registration Statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to Frost) including that the prospectus and any prospectus supplement forming a part of the Registration Statement does not contain an untrue statement of a material fact or omits a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (g) Notify Frost and its counsel promptly and confirm such advice in writing promptly after Charys has knowledge thereof:

               (i) When the Registration Statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

               (ii) Of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus or for additional information;

               (iii) Of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings by any person for that purpose; and

               (iv) Of the receipt by Charys of any notification with respect to the suspension of the qualification of any Registrable Shares for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

          (h) Notify Frost, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material facts required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of Frost promptly prepare and furnish to Frost a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (i) Use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

          (j) Otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (k) Enter into such agreements and take such other actions as Frost shall reasonably request in writing (at the expense of Frost) in order to expedite or facilitate the disposition of the Registrable Shares; and

          (l) Use its commercially reasonable best efforts to list all of the Registrable Shares covered by the Registration Statement on any securities exchange on which any of the Registrable Shares are then listed.

     Charys may require Frost to furnish Charys such information regarding Frost and the distribution of such securities as Charys may from time to time reasonably request in writing.

     3.2 Charys will not file any Registration Statement pursuant to Paragraph 1.2 hereof, or amendment thereto or any prospectus or any supplement thereto to which Frost shall reasonably object, provided that Charys may file such documents in a form required by law or upon the advice of its counsel.

     3.3 Charys represents and warrants to Frost that it has obtained all necessary waivers, consents and authorizations necessary to execute this Agreement and consummate the transactions contemplated hereby.

     3.4 Frost agrees that, upon receipt of any notice from Charys of the occurrence of any event of the kind described in subdivision (h) of Paragraph
3.1 hereof, Frost will forthwith discontinue its disposition of the Registrable Shares pursuant to the Registration Statement relating to the Registrable Shares until Frost's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (h) of Paragraph 3.1 and, if so directed by Charys, will deliver to Charys (at Charys' expense) all copies, other than permanent file copies, then in Frost's possession of the prospectus relating to the Registrable Shares current at the time of receipt of such notice.

                                   ARTICLE IV
                             UNDERWRITTEN OFFERINGS

     4.1     Underwritten  Offerings. If Charys at any time proposes to register
             ------------------------
any of its securities under the Securities Act as contemplated by Paragraph 2.1 hereof and such securities are to be distributed by or through one or more underwriters, and if requested by Frost as provided in Paragraph 2.1 and subject to the provisions of Paragraph 2.2, or if requested by Frost for the disposition of Registrable Shares under Article I hereof in an underwritten offering, Charys will use its commercially reasonable best efforts to arrange for underwriters to distribute all of the Registrable Shares to be offered and sold by Frost.

     4.2     Holdback Agreements.  Subject to such other reasonable requirements
             --------------------
as may be imposed by the underwriter as a condition of inclusion of the Registrable Shares in an underwritten offering, Frost agrees, if so required by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of, except as part of such underwritten offering, any equity securities of Charys, during such reasonable period of time requested by the underwriter; provided however:

          (a) If the offering is a secondary offering by Charys, the offering is intended to raise a minimum of $2,000,000 on behalf of Charys; and

          (b) Such period shall not exceed 90 days commencing with the completion of the underwritten offering.

     Charys agrees and acknowledges that during any holdback period, Frost may sell, in the holdback period, the Registrable Shares in the amount of up to one percent per week of the shares of the Charys Common Stock held by Frost as long as this Agreement remains effective.

     4.3     Participation  in  Underwritten  Offerings.   Frost  may  not
             -------------------------------------------
participate in any underwritten offering under Paragraph 2.1 unless Frost:

          (a) Agrees to sell its Registrable Shares on the basis provided in any underwriting arrangements approved by Frost; and

          (b) Completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements.

     Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require Frost to make a representation or warranty to or agreements with Charys or the underwriters other than representations and warranties contained in a writing furnished by Frost expressly for use in the related Registration Statement or representations, warranties or agreements regarding Frost, its Registrable Shares, and its intended method of distribution and any other representation required by law.

     4.4     Preparation;  Reasonable  Investigation.   In  connection  with the
             ----------------------------------------
preparation and filing of each Registration Statement under the Securities Act pursuant to this Agreement, Charys will give Frost, and its counsel and accountants, the opportunity to participate in the preparation of the Registration Statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of Charys with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of Frost and its counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                                    ARTICLE V
                                 INDEMNIFICATION

     5.1     Indemnification  by Charys. In the event of any registration of any
             ---------------------------
securities of Charys under the Securities Act, Charys will, and hereby does agree to indemnify and hold harmless Frost, its directors and officers, each other person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls Frost or any such underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which Frost or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and Charys will reimburse Frost and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that Charys shall not be liable in any such case to the extent that any such loss, claim, damage, liability, (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to Charys by Frost or underwriter stating that it is for use in the preparation thereof and, provided further that Charys shall not be liable to any person who participates as an underwriter in the offering or sale of Registrable Shares or to any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the Registrable Shares to such person if such statement or omission was corrected in such final prospectus or an amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Frost or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by Frost.

     5.2     Indemnification  by  Frost.  Charys  may require, as a condition to
             ---------------------------
including any of the Registrable Shares in any Registration Statement filed pursuant to this Agreement, that Charys shall have received an undertaking satisfactory to it from Frost, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Paragraph 5.1 hereof) Charys, each director of Charys, each officer of Charys and each other person, if any, who controls Charys within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Charys through an instrument duly executed by Frost specifically stating that it is for use in the preparation of the Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of Charys or any such director, officer or controlling person and shall survive the transfer of such securities by Frost.

     5.3     Notices of Claims, etc.    Promptly after receipt by an indemnified
             -----------------------
party of notice of the commencement of any action or proceeding involving a claim referred to in Paragraph 5.1 and Paragraph 5.2 hereof, such indemnified party will, if claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Paragraph 5.1 and Paragraph 5.2 hereof, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

     5.4     Other  Indemnification.  Indemnification  similar to that specified
             -----------------------
in Paragraph 5.1 and Paragraph 5.2 hereof (with appropriate modifications) shall be given by Charys and Frost (but only if and to the extent required pursuant to the terms herein) with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority, other than the Securities Act.

     5.5     Indemnification  Payments.   The  indemnification  required  by
             --------------------------
Paragraph 5.1 and Paragraph 5.2 hereof shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     5.6     Contribution.   If  the  indemnification  provided for in Paragraph
             -------------
5.1 and Paragraph 5.2 hereof is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability:

          (a) In such proportion as is appropriate to reflect the relative benefits received by Charys on the one hand and Frost or the underwriter, as the case may be, on the other from the distribution of the Registrable Shares; or

          (b) If the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of Charys on the one hand and of Frost or the underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations.

     The relative benefits received by Charys on the one hand and Frost or the underwriter, as the case may be, on the other in connection with the distribution of the Registrable Shares shall be deemed to be in the same proportion as the total net proceeds received by Charys from the initial sale of the Registrable Shares by Charys to the purchasers bear to the gain, if any, realized by Frost, or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of Charys on the one hand and of Frost or the underwriter, as the case may be, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by Charys, by Frost or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained herein, and in no event shall the obligation of any indemnifying party to contribute under this Paragraph 5.6 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for hereunder had been available under the circumstances.

     Charys and Frost agree that it would not be just and equitable if contribution pursuant to this Paragraph 5.6 were determined by pro rata allocation (even if Frost and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth herein, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

     Notwithstanding the provisions of this Paragraph 5.6, Frost and any underwriter shall not be required to contribute any amount in excess of the amount by which (i) in the case of Frost, the net proceeds received by Frost from the sale of the Registrable Shares, or (ii) in the case of an underwriter, the total price at which the Registrable Shares purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that Frost or the underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation,

                                   ARTICLE VI
                                    RULE 144

     6.1    Rule 144.  Charys shall timely file the reports required to be filed
            --------
by it under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the SEC under the Securities Act, and the rules and regulations adopted by the SEC thereunder (or, if Charys is not required to file such reports, will, upon the request of Frost, make publicly available other information) and will take such further action as Frost may reasonably request, all to the extent required from time to time to enable Frost to sell the Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144, as amended, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of Frost, Charys will deliver to Frost a written statement as to whether it has complied with the requirements of this Paragraph 6.1.

                                   ARTICLE VII
                                  MISCELLANEOUS

     7.1     Amendments  and  Waivers.  This Agreement may be amended and Charys
             -------------------------
may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if Charys shall have obtained the written consent to such amendment, action or omission to act, of Frost.

     7.2     Nominees  for  Beneficial  Owners.   In  the  event that any of the
             ----------------------------------
Registrable Shares are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of the Registrable Shares for purposes of any request or other action by any holder or holders of Registrable Shares pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Shares held by a holder or holders of Registrable Shares contemplated by this Agreement. If the beneficial owner of any Registrable Shares so elects, Charys may require assurances reasonably satisfactory to it of such owner's beneficial ownership of the Registrable Shares.

     7.3     Notices.    Except  as  otherwise  provided  in this Agreement, all
             -------
notices, requests and other communications to any person provided for hereunder shall be in writing and shall be given to such person:

          (a) In the case of a party hereto other than Charys, at such address as such party shall have furnished to Charys in writing; or

          (b) In the case of Charys, at 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30338, to the attention of its President, or at such other address, or to the attention of such other officer, as Charys shall have furnished to Frost.

     Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means (including, without limitation, by fax or air courier), when delivered at the address specified above, provided that any such notice, request or communication shall not be effective until received.

     7.4     Assignment.  This  Agreement shall be binding upon and inure to the
             ----------
benefit of and be enforceable by the parties hereto. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than Charys shall also be for the benefit of and enforceable by any subsequent holder of any of the Registrable Shares, and the term "Frost" in this Agreement shall be deemed to include such other holder of Registrable Shares; provided that any such transferee of Registrable Shares assumes in writing the respective obligations of Frost under this Agreement.

     7.5     Descriptive  Headings.   The  descriptive  headings  of the several
             ---------------------
sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

     7.6     Governing Law.   This Agreement shall be governed by, and construed
             -------------
in accordance with, the laws of the State of Texas, without giving effect to applicable principles of conflicts of law.

     7.7     Jurisdiction.  This  Agreement shall be exclusively governed by and
             ------------
construed in accordance with the laws of the State of Texas. If any action is brought among the parties with respect to this Agreement or otherwise, by way of a claim or counterclaim, the parties agree that in any such action, and on all issues, the parties irrevocably waive their right to a trial by jury. Exclusive jurisdiction and venue for any such action shall be the State Courts of Texas. In the event suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

     7.8     Entire  Agreement.   This  Agreement  embodies the entire agreement
             -----------------
and understanding between Charys and Frost relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

     7.9     Severability.   If  any  provision  of  this  Agreement,  or  the
             ------------
application of such provisions to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     7.10     Binding  Effect.  All  the  terms and provisions of this Agreement
              ---------------
shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.

     7.11     Preparation  of  Agreement.  This Agreement shall not be construed
              --------------------------
more  strongly  against  any  party  regardless  of  who  is responsible for its
preparation.   The  parties  acknowledge  each  contributed  and  is  equally responsible  for  its  preparation.

     7.12     Failure or Indulgence Not Waiver; Remedies Cumulative.  No failure
              -----------------------------------------------------
or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     7.13     Counterparts.  This  Agreement  may  be  executed  in  one or more
              ------------
counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     IN WITNESS WHEREOF, Frost and Charys have executed this Agreement as of the date first written above.


                                        CHARYS HOLDING COMPANY, INC.



                                        By
                                          --------------------------------------
                                          Billy V. Ray, Jr., President

                                        THE FROST NATIONAL BANK



                                        By
                                          --------------------------------------
                                                       , Vice President
                                          -------------

Attachment:
-----------
Attachment A   Certificate  of  Designation  of  the Charys Series B Convertible
               Preferred Stock

              CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS OF
                     SERIES B CONVERTIBLE PREFERRED STOCK OF
                          CHARYS HOLDING COMPANY, INC.


     I, Billy V. Ray, Jr., President of Charys Holding Company, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), in accordance with the provisions of Section 151 of the Delaware General Corporation Law, DO HEREBY CERTIFY:

     That pursuant to the authority conferred upon the Board of Directors of the Company (the "Board") by the Certificate of Incorporation of the Company, the Board on April 28th, 2005, adopted the following resolution creating a series of 400,000 preferred shares of the par value of $0.001 per share designated as "Series B Convertible Preferred Stock":

     RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Certificate of Incorporation of the Company, a series of preferred stock of the Company be, and it hereby is, created, and that the designation and amount thereof and the relative rights and preferences of the shares of such series, called the "Series B Convertible Preferred Stock," are as follows:

     1.     Dividends.   Notwithstanding  anything  herein  to the contrary, and
            ---------
except as may otherwise be provided in Paragraph 7 hereof, the holders of outstanding shares of the Series B Convertible Preferred Stock shall not be entitled to receive any dividends, whether in form of cash, stock, or other property.

     2.     Redemption  Rights. Notwithstanding anything herein to the contrary,
            ------------------
the Company shall not be entitled to redeem the whole or any part of the outstanding Series B Convertible Preferred Stock.

     3.     Liquidation  Rights.   Upon  the dissolution, liquidation or winding
            -------------------
up of the Company, whether voluntary or involuntary, the holders of the then outstanding shares of Series B Convertible Preferred Stock shall be entitled to receive out of the assets of the Company the sum of $0.001 per share (the "Liquidation Rate") before any payment or distribution shall be made on shares of the common stock of the Company, par value $0.001 per share (the "Common Stock"), or any other class of capital stock of the Company ranking junior to the Series B Convertible Preferred Stock.

          (a) The sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Company shall be deemed a dissolution, liquidation or winding up of the Company for purposes of this Paragraph 3, but the merger or consolidation of the Company into or with any other corporation, or the merger or consolidation of any other corporation into or with the Company, shall not be deemed a dissolution, liquidation or winding up, voluntary or involuntary, for purposes of this Paragraph 3.

          (b) After the payment to the holders of shares of the Series B Convertible Preferred Stock of the full preferential amounts fixed by this Paragraph 3 for shares of the Series B Convertible Preferred Stock, the holders of the Series B Convertible Preferred Stock as such shall have no right or claim to any of the remaining assets of the Company.

          (c) In the event the assets of the Company available for distribution to the holders of the Series B Convertible Preferred Stock upon dissolution, liquidation or winding up of the Company shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to this Paragraph 3, no distribution shall be made on account of any shares of a class or series of capital stock of the Company ranking on a parity with the shares of the Series B Convertible Preferred Stock, if any, upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of the Series B Convertible Preferred Stock, ratably, in proportion to the full distributive amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

     4.     Conversion  of  Series B Convertible Preferred Stock.   At any time,
            ----------------------------------------------------
the holder of shares of the Series B Convertible Preferred Stock shall have the right, at such holder's option, to convert any number of shares of the Series B Convertible Preferred Stock into shares of the Common Stock. Such right to convert shall commence as of the date the shares of the Series B Convertible Preferred Stock are issued to such holder (the "Issue Date") and shall continue thereafter for a period of 10 years, such period ending on the tenth anniversary of the Issue Date. In the event that the holder of the Series B Convertible Preferred Stock elects to convert such shares into Common Stock, the holder shall deliver to the Company a Conversion Notice in the form of Attachment A and shall have 60 days from the date of such notice in which to tender the shares of Series B Convertible Preferred Stock being converted to the Company. Any such conversion shall be upon the other following terms and conditions:

          (a)     Conversion  Rate.   Subject  to adjustment as provided herein,
                  ----------------
each share of the Series B Convertible Preferred Stock shall be convertible into one fully paid and nonassessable share of the Common Stock (the "Conversion Rate").

          (b)     Adjustment  of  Conversion Rate for Dilution and Other Events.
                  -------------------------------------------------------------
In order to prevent dilution of the rights granted to the holders of shares of the Series B Convertible Preferred Stock, the Conversion Rate will be subject to adjustment from time to time as follows:

               (i)     Adjustment  of  Conversion  Rate  upon  Subdivision  or
                       -------------------------------------------------------
Combination  of  the Common Stock. If the Company at any time subdivides (by any
---------------------------------
stock split, stock dividend, recapitalization or otherwise) the issued and outstanding or authorized Common Stock into a greater number of shares, the Conversion Rate in effect immediately prior to such subdivision will be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) the issued and outstanding or authorized Common Stock into a smaller number of shares, the Conversion Rate in effect immediately prior to such combination will be proportionately decreased.

               (ii)     Reorganization, Reclassification, Consolidation, Merger,
                        --------------------------------------------------------
or  Sale.  Any dividend or distribution payable or to be made in Common Stock or
--------
other shares of stock of the Company or any recapitalization, reorganization, reclassification, consolidation, merger, or other similar transaction which is effected in such a way that holders of the Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for the Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Series B Convertible Preferred Stock, to ensure that each of the holders of shares of the Series B Convertible Preferred Stock will thereafter have the right to acquire and receive in lieu of or in addition to, as the case may be, the shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series B Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's shares of the Series B Convertible Preferred Stock had such Organic Change not taken place. In any such case, the Company will make appropriate provision, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Series B Convertible Preferred Stock, with respect to such holders' rights and interests to ensure that the provisions of this paragraph and paragraph 4(c) below will thereafter be applicable to the Series B Convertible Preferred Stock. The Company will not effect any such consolidation or merger, unless prior to the consummation thereof the successor entity resulting from such consolidation or merger, if other than the Company, assumes, by written instrument, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Series B Convertible Preferred Stock, the obligation to deliver to each holder of shares of the Series B Convertible Preferred Stock such shares of stock, securities or assets as, in accordance with the foregoing provisions, that such holder may be entitled to acquire.

               (iii)     Notices.  Immediately  upon  any  adjustment  of  the
                         -------
Conversion Rate, the Company will give written notice of such adjustment to each holder of shares of the Series B Convertible Preferred Stock, setting forth in reasonable detail and certifying the calculation of such adjustment. The Company will give written notice to each holder of shares of the Series B Convertible Preferred Stock at least 20 days prior to the date on which the Company closes its books or takes a record with respect to any dividend or distribution upon the Common Stock, or with respect to any pro rata subscription offer to holders of the Common Stock. The Company will also give written notice to each holder of shares of the Series B Convertible Preferred Stock at least 20 days prior to the date on which any Organic Change, dissolution or liquidation will take place.

          (c)     Purchase Rights.  If at any time the Company grants, issues or
                  ---------------
sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of the Common Stock (the "Purchase Rights"), then each holder of shares of the Series B Convertible Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of the Common Stock acquirable upon complete conversion of the holder's shares of the Series B Convertible Preferred Stock immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of the Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

          (d)     Mechanics  of  Conversion.  To  convert shares of the Series B
                  -------------------------
Convertible Preferred Stock into full shares of the Common Stock on any date (the "Conversion Date"), the holder thereof shall (i) deliver or transmit by facsimile to the Company, for receipt on or prior to 11:59 p.m., Eastern Time, on the Conversion Date, a copy of a fully executed notice of conversion in the form attached hereto as Attachment A (the "Conversion Notice"), and (ii)
                            -------------
surrender to a common carrier for delivery to the Company as soon as practicable following such date, the certificates (each a "Preferred Stock Certificate") representing the shares of the Series B Convertible Preferred Stock being converted, or an indemnification undertaking with respect to such shares in the case of the loss, theft or destruction thereof, and the originally executed Conversion Notice. Upon receipt by the Company of a facsimile copy of a
Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. Within five business days of the Company's receipt of the originally executed Conversion Notice and the holder's Preferred Stock Certificate(s), the Company shall issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of the Common Stock to which the holder is entitled.

          (e)     Record  Holder.  The  person  or  persons  entitled to receive
                  --------------
shares of the Common Stock issuable upon conversion of shares of the Series B Convertible Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of the Common Stock on the Conversion Date.

          (f)     Fractional  Shares. The Company shall not be required to issue
                  ------------------
any fraction of a share of the Common Stock upon any conversion. All shares of the Common Stock, including fractions thereof, issuable upon conversion of more than one share of the Series B Convertible Preferred Stock shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of the Common Stock. If, after such aggregation, the issuance would result in the issuance of a fraction of it share of the Common Stock, the Company shall round such fraction of a share of the Common Stock up or down to the nearest whole share.

          (g)     Reissuance  of  Certificates.  In the event of a conversion of
                  ----------------------------
less than all of the shares of the Series B Convertible Preferred Stock represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the holder of such Series B Convertible Preferred Stock a new Series B Convertible Preferred Stock Certificate representing the remaining shares of the Series B Convertible Preferred Stock which were not corrected.

     5.     Reservation  of  Shares.    The Company shall, so long as any of the
            ------------------------
shares of the Series B Convertible Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued shares of the Common Stock, solely for the purpose of effecting the conversion of the shares of the Series B Convertible Preferred Stock, the number of shares of the Common Stock as shall from time to time be sufficient to effect the conversion of all of the outstanding shares of the Series B Convertible Preferred Stock.

     6.     Seniority.  The  shares  of the Series B Convertible Preferred Stock
            ----------
shall rank superior to the shares of the Company's Common Stock, and to the shares of all other series of the Company's preferred stock. The rights of the shares of the Common Stock and all other series of the Company's preferred stock shall be subject to the preferences and relative rights of the shares of the
Series  B  Convertible  Preferred  Stock.   Without  the  prior
written consent of the holders of not less than two-thirds (2/3) of the outstanding shares of the Series B Convertible Preferred Stock, the Company shall not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the shares of the Series B Convertible Preferred Stock in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company described in Paragraph 3 above.

     7.     Restriction  on Dividends. If any shares of the Series B Convertible
            -------------------------
Preferred Stock are outstanding, the Company shall not, without the prior written consent of the holders of not less than two-thirds (2/3) of the then outstanding shares of the Series B Convertible Preferred Stock, directly or indirectly declare, pay or make any dividends or other distributions upon any of the Common Stock or any other series of the Company's preferred stock. Notwithstanding the foregoing, this paragraph shall not prohibit the Company from declaring and paying a dividend in cash with respect to the shares of the Common Stock or any other series of the Company's preferred stock so long as the Company simultaneously pays each holder of shares of the Series B Convertible Preferred Stock an amount in cash equal to the amount such holder would have received had all of such holder's shares of the Series B Convertible Preferred Stock been converted to shares of the Common Stock on the business day prior to the record date for any such dividend.

     8.     Vote  to  Change  the  Terms  of  the Series B Convertible Preferred
            --------------------------------------------------------------------
Stock.  Without  the  prior  written  consent  of  the  holders of not less than
-----
two-thirds (2/3) of the outstanding shares of the Series B Convertible Preferred Stock, the Company shall not amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series B Convertible Preferred Stock.

     9.     Lost  or  Stolen  Certificates.    Upon  receipt  by  the Company of
            ------------------------------
evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of the Series B Convertible Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking or bond, in the Company's discretion, by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock certificate(s), the Company shall execute and deliver new Series B Convertible Preferred Stock certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue Series B Convertible Preferred Stock certificates if the holder thereof contemporaneously requests the Company to convert such shares of the Series B Convertible Preferred Stock into the Common Stock.

     10.     Voting.  The  holders  of  the Series B Convertible Preferred Stock
             ------
shall have no voting rights on any matter submitted to the stockholders of the Company for their vote, waiver, release or other action, or be considered in connection with the establishment of a quorum, except as may otherwise be expressly required by law or by the applicable stock exchange rules.

     The Resolution was duly adopted by all of the directors of the Company as required by Section 151 of the Delaware General Corporation Law.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designation, Preferences and Rights on behalf of the Company this 29th day of April, 2005.

                                   CHARYS HOLDING COMPANY, INC.


                                   By /s/ Billy V. Ray, Jr.
                                     -------------------------------------------
                                     Billy V. Ray, Jr., Chief Executive Officer

THE STATE OF GEORGIA     *
                         *
COUNTY OF FULTON         *

     On this 29th day of April, 2005, before me, the undersigned authority, personally appeared Billy V. Ray, Jr., the President of Charys Holding Company, Inc., a Delaware corporation, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes and consideration therein expressed, and as the act and deed of said corporation, and who also upon oath swore that the statements therein contained are true and correct.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                        ----------------------------------------
                                        Notary Public for the State of Georgia
                                        Printed Name:
                                                     ---------------------------
                                        My Commission Expires:
                                                              ------------------

                                  ATTACHMENT A
                 CHARYS HOLDING COMPANY, INC. CONVERSION NOTICE

     In accordance with and pursuant to the provisions of the Certificate of Designation Establishing Series B Convertible Preferred Stock of Charys Holding Company, Inc., the undersigned hereby elects to convert the number of shares of Series B Convertible Preferred Stock, par value $0.001 per share, of Charys Holding Company, Inc. (the "Company") indicated below into shares of the common stock, par value $0.001 per share (the "Common Stock"), of the Company, by tendering the stock certificate(s) representing the share(s) of the Series B Convertible Preferred Stock hereinafter described as of the date specified below.

     The undersigned acknowledges that the securities issuable to the undersigned upon conversion of shares of the Series B Convertible Preferred Stock may not be sold, pledged, hypothecated or otherwise transferred unless such securities are registered under the Securities Act of 1933, as amended, and any other applicable securities law, or the Company has received an opinion of counsel satisfactory to it that registration is not required. A legend in substantially the following form will be placed on any certificates or other documents evidencing the securities to be issued upon any conversion of the shares of the Series B Convertible Preferred Stock:

          THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

Date of Conversion:
                   --------------------------

Number of shares of the Series B Convertible Preferred Stock to be converted:

----------------------------------------

Stock certificate no(s). of the shares of the Series B Convertible Preferred Stock to be converted:

--------------------

Conversion Rate:
                -----------------------------

Number of shares of the Common Stock to be issued:

---------------------------------------------

Name in which shares of the Common Stock are to be issued:

---------------------------------------------


---------------------------------------------
Signature


---------------------------------------------
Printed Name and Address


---------------------------------------------

                                    EXHIBIT D

[GRAPHIC OMITTED]
                                 PROMISSORY NOTE
                                 ---------------
                                  (Fixed Rate)

$300,000.00                                                       April 25, 2005

For value received, CHARYS HOLDING COMPANY, INC., a Delaware corporation, as principal ("Borrower"), promises to pay to the order of THE FROST NATIONAL BANK, a national banking association ("Lender") at P.O. Box 1600, San Antonio, Texas 78296, or at such other address as Lender shall from time to time specify in writing, the principal sum of THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($300,000.00), in legal and lawful money of the United States of America, with interest on the outstanding principal from the date advanced until paid at the rate set out below. Interest shall be computed on a per annum basis of a year of 360 days and for the actual number of days elapsed, unless such calculation would result in a rate greater than the highest rate permitted by applicable law, in which case interest shall be computed on a per annum basis of a year of 365 days or 366 days in a leap year, as the case may be.

     1.     Payment Terms.
            -------------

     The entire amount hereof, principal and interest then remaining unpaid, shall be then due and payable on _______, 2006 [thirteen months after date]; interest being calculated on the unpaid principal each day principal is outstanding and all payments made credited to any collection costs and late charges, to the discharge of the interest accrued and to the reduction of the principal, in such order as Lender shall determine.

     2.     Late  Charge.  If  a  payment is made 10 days or more late, Borrower
            ------------
will be charged, in addition to interest, a delinquency charge of (i) 5% of the unpaid portion of the regularly scheduled payment, or (ii) $250.00, whichever is less. Additionally, upon maturity of this Note, if the outstanding principal balance (plus all accrued but unpaid interest) is not paid within 10 days of the maturity date, Borrower will be charged a delinquency charge of (i) 5% of the sum of the outstanding principal balance (plus all accrued but unpaid interest), or (ii) $250.00, whichever is less. Borrower agrees with Lender that the charges set forth herein are reasonable compensation to Lender for the handling of such late payments.

     3.     Interest  Rate.   The  unpaid  principal  balance of this Note shall
            --------------
bear interest prior to maturity (however such maturity is brought about) at a fixed rate of twelve percent (12%) per annum.

     4.     Default  Rate.  Matured  unpaid  principal  and  interest shall bear
            -------------
interest from date of maturity until paid at (a) the highest rate permitted by applicable law, or (b) if no such maximum rate is established by applicable law, at the rate stated above plus five percent (5%) per annum.

     5.     Prepayment.  Borrower  reserves  the  right  to  prepay,  prior  to
            ----------
maturity, all or any part of the principal of this Note without penalty. Any prepayments shall be applied first to accrued interest and then to principal. Borrower will provide written notice to the holder of this Note of any such prepayment of all or any part of the principal at the time thereof. All payments and prepayments of principal or interest on this Note shall be made in lawful money of the United States of America in immediately available funds, at the address of Lender indicated above, or such other place as the holder of this Note shall designate in writing to Borrower. All partial prepayments of principal shall be applied to the last installments payable in their inverse order of maturity.

     6.     Default.   It  is  expressly  provided  that  upon  default  in  the
            -------
punctual payment of this Note or any part hereof, principal or interest, as the same shall become due and payable, or upon the occurrence of an event of default specified in any of the other Loan Documents (as defined below), the holder of this Note may, at its option, without further notice or demand, (i) declare the outstanding principal balance of and accrued but unpaid interest on this Note at once due and payable, (ii) refuse to advance any additional amounts under this Note, (iii) foreclose all liens securing payment hereof, (iv) pursue any and all other rights, remedies and recourses available to the holder hereof, including but not limited to any such rights, remedies or recourses under the Loan Documents, at law or in equity, or (v) pursue any combination of the foregoing; and in the event default is made in the prompt payment of this Note when due or declared due, and the same is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through probate, bankruptcy or other judicial proceedings, then the Borrower agrees and promises to pay all costs of collection, including reasonable attorney's fees.

     7.     Joint  and Several Liability; Waiver. Each maker, signer, surety and
            ------------------------------------
endorser hereof, as well as all heirs, successors and legal representatives of said parties, shall be directly and primarily, jointly and severally, liable for the payment of all indebtedness hereunder. Lender may release or modify the obligations of any of the foregoing persons or entities, or guarantors hereof, in connection with this loan without affecting the obligations of the others. All such persons or entities expressly waive presentment and demand for payment, notice of default, notice of intent to accelerate maturity, notice of acceleration of maturity, protest, notice of protest, notice of dishonor, and all other notices and demands for which waiver is not prohibited by law, and diligence in the collection hereof; and agree to all renewals, extensions, indulgences, partial payments, releases or exchanges of collateral, or taking of additional collateral, with or without notice, before or after maturity. No delay or omission of Lender in exercising any right hereunder shall be a waiver of such right or any other right under this Note.

     8.     No Usury Intended; Usury Savings Clause.  In no event shall interest
            ---------------------------------------
contracted for, charged or received hereunder, plus any other charges in connection herewith which constitute interest, exceed the maximum interest permitted by applicable law. The amounts of such interest or other charges previously paid to the holder of the Note in excess of the amounts permitted by applicable law shall be applied by the holder of the Note to reduce the principal of the indebtedness evidenced by the Note, or, at the option of the holder of the Note, be refunded. To the extent permitted by applicable law, determination of the legal maximum amount of interest shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loan and indebtedness, all interest at any time contracted for, charged or received from the Borrower hereof in connection with the loan and indebtedness evidenced hereby, so that the actual rate of interest on account of such indebtedness is uniform throughout the term hereof.

     9.     Security.  This  Note  is  secured  by,  inter  alia, the following:
            --------                                 -----  ----

          (a) a separate Guaranty Agreement from each of Contemporary Constructors, Inc., CCI Telecon, Inc., CCI Integrated Solutions, Inc., Berkshire Wireless, Inc. and Michael J. Novak.

This Note and all other documents evidencing, securing, governing, guaranteeing and/or pertaining to this Note, including but not limited to those documents described above, are hereinafter collectively referred to as the "Loan Documents." The holder of this Note is entitled to the benefits and security provided in the Loan Documents.

     10.     Texas  Finance  Code.   In  no event shall Chapter 346 of the Texas
             ---------------------
Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Note. To the extent that Chapter 303 of the Texas Finance Code is applicable to this Note, the "weekly ceiling" specified in such article is the applicable ceiling; provided that, if any applicable law permits greater interest, the law permitting the greatest interest shall apply.

     11.     Governing  Law,  Venue.  This Note is being executed and delivered,
             -----------------------
and is intended to be performed in the State of Texas. Except to the extent that the laws of the United States may apply to the terms hereof, the substantive laws of the State of Texas shall govern the validity, construction, enforcement and interpretation of this Note. In the event of a dispute involving this Note or any other instruments executed in connection herewith, the undersigned irrevocably agrees that venue for such dispute shall lie in any court of competent jurisdiction in Bexar County, Texas.

     12.     Purpose  of  Loan. Borrower agrees that no advances under this Note
             ------------------
shall be used for personal, family or household purposes, and that all advances hereunder shall be used solely for business, commercial, investment, or other similar purposes.

     13.     Captions.  The  captions  in this Note are inserted for convenience
             ---------
only and are not to be used to limit the terms herein.

     14.     Financial  Information.  Borrower  agrees  to promptly furnish such
             -----------------------
financial information and statements, including financial statements in a format acceptable to Lender, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time. This provision shall not alter the obligation of Borrower to deliver to Lender any other financial statements or reports pursuant to the terms of any other loan documents executed in connection with this Note.


                                        BORROWER:
                                        ---------


                                        CHARYS HOLDING COMPANY, INC.,
                                        a Delaware corporation

                                        By: /s/ Billy V. Ray, Jr.
                                           -------------------------------------
                                           Billy V. Ray, Jr.
                                           Chairman and Chief Executive Officer

                                   EXHIBIT E-1

[GRAPHIC OMITTED]
                               GUARANTY AGREEMENT
                               ------------------

     THIS GUARANTY AGREEMENT ("Guaranty") is made as of the __ day of April 25, 2005, by Guarantor (as hereinafter defined) for the benefit of Lender (as hereinafter defined).

     1.     Definitions.  As  used  in  this Guaranty, the following terms shall
            ------------
have  the  meanings  indicated  below:

     (a) The term "Lender" shall mean THE FROST NATIONAL BANK, a national banking association, whose address for notice purposes is the following:

                     P.O. Box 1600, San Antonio, Texas 78296
                                Attn: Phil Dudley

     (b)     The term "Borrower" (whether one or more) shall mean the following:

              Charys Holding Company, Inc., a Delaware corporation

     (c) The term "Guarantor" shall mean Contemporary Constructors, Inc., a Texas corporation, whose address for notice purposes is the following:

               19240 Red Land Road
               San Antonio, Bexar County, Texas 78257
               Attn: Michael J. Novak

     (d)     The  term  "Guaranteed  Indebtedness"  shall mean (i) all principal
                        --------------------------
indebtedness owing by Borrower to Lender now existing or hereafter arising under or evidenced by that one certain Promissory Note dated April 25, 2005, in the original principal amount of $300,000.00, executed by Borrower and payable to the order of Lender and, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Borrower to Lender under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above (collectively, the "Loan Documents"), (iv) all costs and expenses incurred by Lender in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii),
(iii)  and  (iv)  above.

     2.     Obligations.  As  an  inducement  to Lender to extend or continue to
            ------------
extend credit and other financial accommodations to Borrower, Guarantor, for value received, does hereby unconditionally and absolutely guarantee the prompt and full payment and performance of the Guaranteed Indebtedness when due or declared to be due and at all tunes thereafter.


     3.     Character of Obligations.
            -------------------------

     (a) This is an absolute, continuing and unconditional guaranty of payment and not of collection and if at any time or from time to time there is no outstanding Guaranteed Indebtedness, the obligations of Guarantor with respect to any and all Guaranteed Indebtedness incurred thereafter shall not be
affected.    This  Guaranty  and  the  Guarantor's  obligations  hereunder  are irrevocable and, in the event of Guarantor's death, shall be binding upon Guarantor's estate. All of the Guaranteed Indebtedness shall be conclusively presumed to have been made or acquired in acceptance hereof. Guarantor shall be liable, jointly and severally, with Borrower and any other guarantor of all or any part of the Guaranteed Indebtedness.

     (b) Lender may, at its sole discretion and without impairing its rights hereunder, (i) apply any payments on the Guaranteed Indebtedness that Lender receives from Borrower or any other source other than Guarantor to that portion of the Guaranteed Indebtedness, if any, not guaranteed hereunder, and (ii) apply any proceeds it receives as a result of the foreclosure or other realization on any collateral for the Guaranteed Indebtedness to that portion, if any, of the Guaranteed Indebtedness not guaranteed hereunder or to any other indebtedness secured by such collateral.

     (c) Guarantor agrees that its obligations hereunder shall not be released, diminished, impaired, reduced or affected by the existence of any other guaranty or the payment by any other guarantor of all or any part of the Guaranteed Indebtedness and, in the event Paragraph 2 above partially limits
                                              -----------
Guarantor's obligations under this Guaranty, Guarantor's obligations hereunder shall continue until Lender has received payment in full of the Guaranteed Indebtedness.

     (d) Guarantor's obligations hereunder shall not be released, diminished, impaired, reduced or affected by, nor shall any provision contained herein be deemed to be a limitation upon, the amount of credit which Lender may extend to Borrower, the number of transactions between Lender and Borrower, payments by Borrower to Lender or Lender's allocation of payments by Borrower.

     (e) Without further authorization from or notice to Guarantor, Lender may compromise, accelerate, or otherwise alter the time or manner for the payment of the Guaranteed Indebtedness, increase or reduce the rate of interest thereon, or release or add any one or more guarantors or endorsers, or allow substitution of or withdrawal of collateral or other security and release collateral and other security or subordinate the same.

     4.     Representations  and  Warranties.  Guarantor  hereby  represents and
            ---------------------------------
warrants  the  following  to  Lender:

     (a) This Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor, and (i) if Guarantor is a corporation, the Board of Directors of Guarantor has determined that this Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor, or (ii) if Guarantor is a partnership, the requisite number of its partners have determined that this Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor; and

     (b) Guarantor is familiar with, and has independently reviewed the books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be security for the payment of all or any part of the Guaranteed Indebtedness; provided, however, Guarantor is not relying on such financial condition or collateral as an inducement to enter into this Guaranty; and

     (c) Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition of Borrower and Guarantor is not relying on Lender to provide such information to Guarantor either now or in the future; and

     (d) Guarantor has the power and authority to execute, deliver and perform this Guaranty and any other agreements executed by Guarantor contemporaneously herewith, and the execution, delivery and performance of this Guaranty and any other agreements executed by Guarantor contemporaneously herewith do not and will not violate (i) any agreement or instrument to which Guarantor is a party, (ii) any law, rule, regulation or order of any governmental authority to which Guarantor is subject, or (iii) its articles or certificate of incorporation or bylaws, if Guarantor is a corporation, or its partnership agreement, if Guarantor is a partnership; and

     (e) Neither Lender nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty; and

     (f) The financial statements and other financial information regarding Guarantor heretofore and hereafter delivered to Lender are and shall be true and correct in all material respects and fairly present the financial position of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor reflected in the financial statements and other financial information regarding Guarantor heretofore delivered to Lender since the date of the last statement thereof; and

     (g) As of the date hereof, and after giving effect to this Guaranty and the obligations evidenced hereby, (i) Guarantor is and will be solvent, (ii) the fair saleable value of Guarantor's assets exceeds and will continue to exceed its liabilities (both fixed and contingent), (iii) Guarantor is and will continue to be able to pay its debts as they mature, and (iv) if Guarantor is not an individual, Guarantor has and will continue to have sufficient capital to carry on its business and all businesses in which it is about to engage.

     5.     Covenants.  Guarantor  hereby  covenants  and  agrees with Lender as
            ----------
follows:

     (a) Guarantor shall not, so long as its obligations under this Guaranty continue, transfer or pledge any material portion of its assets for less than full and adequate consideration; and

     (b) Guarantor shall promptly furnish to Lender at any time and from time to time such financial statements and other financial information of Guarantor as the Lender may require, in form and substance satisfactory to Lender; and

     (c) Guarantor shall comply with all terms and provisions of the Loan Documents that apply to Guarantor; and

     (d) Guarantor shall promptly inform Lender of (i) any litigation or governmental investigation against Guarantor or affecting any security for all or any part of the Guaranteed Indebtedness or this Guaranty which, if determined adversely, might have a material adverse effect upon the financial condition of Guarantor or upon such security or might cause a default under any of the Loan Documents, (ii) any claim or controversy which might become the subject of such litigation or governmental investigation, and (iii) any material adverse change in the financial condition of Guarantor.


     6.     Consent  and  Waiver.
            ---------------------

     (a) Guarantor waives (i) promptness, diligence and notice of acceptance of this Guaranty and notice of the incurring of any obligation, indebtedness or liability to which this Guaranty applies or may apply and waives presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence in enforcement and indulgences of every kind, and (ii) the taking of any other action by Lender, including without limitation giving any notice of default or any other notice to, or making any demand on, Borrower, any other guarantor of all or any part of the Guaranteed Indebtedness or any other party.

     (b) Guarantor waives any rights Guarantor has under, or any requirements imposed by, Chapter 34 of the Texas Business and Commerce Code, as in effect on the date of this Guaranty or as it may be amended from time to time.

     (c) Lender may at any time, without the consent of or notice to Guarantor, without incurring responsibility to Guarantor and without impairing, releasing, reducing or affecting the obligations of Guarantor hereunder: (i) change the manner, place or terms of payment of all or any part of the Guaranteed Indebtedness, or renew, extend, modify, rearrange or alter all or any part of the Guaranteed Indebtedness; (ii) change the interest rate accruing on any of the Guaranteed Indebtedness (including, without limitation, any periodic change in such interest rate that occurs because such Guaranteed Indebtedness accrues interest at a variable rate which may fluctuate from time to time);
(iii) sell, exchange, release, surrender, subordinate, realize upon or otherwise deal with in any manner and in any order any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty or setoff against all or any part of the Guaranteed Indebtedness; (iv) neglect, delay, omit, fail or refuse to take or prosecute any action for the collection of all or any part of the Guaranteed Indebtedness or this Guaranty or to take or prosecute any action in connection with any of the Loan Documents; (v) exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting; (vi) settle or compromise all or any part of the Guaranteed Indebtedness and subordinate the payment of all or any part of the Guaranteed
Indebtedness to the payment of any obligations, indebtedness or liabilities which may be due or become due to Lender or others; (vii) apply any deposit balance, fund, payment, collections through process of law or otherwise or other collateral of Borrower to the satisfaction and liquidation of the indebtedness or obligations of Borrower to Lender not guaranteed under this Guaranty; and
(viii) apply any sums paid to Lender by Guarantor, Borrower or others to the Guaranteed Indebtedness in such order and manner as Lender, in its sole discretion, may determine.

     (d) Should Lender seek to enforce the obligations of Guarantor hereunder by action in any court or otherwise, Guarantor waives any requirement, substantive or procedural, that (i) Lender first enforce any rights or remedies against Borrower or any other person or entity liable to Lender for all or any part of the Guaranteed Indebtedness, including without limitation that a judgment first be rendered against Borrower or any other person or entity, or that Borrower or any other person or entity should be joined in such cause, or
(ii) Lender first enforce rights against any collateral which shall ever have been given to secure all or any part of the Guaranteed Indebtedness or this Guaranty. Such waiver shall be without prejudice to Lender's right, at its option, to proceed against Borrower or any other person or entity, whether by separate action or by joinder.

     (e) In addition to any other waivers, agreements and covenants of Guarantor set forth herein, Guarantor hereby further waives and releases all claims, causes of action, defenses and offsets for any act or omission of Lender, its directors, officers, employees, representatives or agents in connection with Lender's administration of the Guaranteed Indebtedness, except for Lender's willful misconduct and gross negligence.

     (f) Guarantor grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges and transfers to Lender all Guarantor's right, title and interest in and to Guarantor's accounts with Lender (whether checking, savings or some other account), including without limitation all accounts held jointly with someone else and all accounts Guarantor may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Guarantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Guaranteed Indebtedness against any and all such accounts.

     7.     Obligations  Not  Impaired.
            ---------------------------

     (a) Guarantor agrees that its obligations hereunder shall not be released, diminished, impaired, reduced or affected by the occurrence of any one or more of the following events: (i) the death, disability or lack of corporate power of Borrower, Guarantor (except as provided in Paragraph 10 herein) or any
                                                     ------------
other guarantor of all or any part of the Guaranteed Indebtedness, (ii) any receivership, insolvency, bankruptcy or other proceedings affecting Borrower, Guarantor or any other guarantor of all or any part of the Guaranteed Indebtedness, or any of their respective property; (iii) the partial or total release or discharge of Borrower or any other guarantor of all or any part of the Guaranteed Indebtedness, or any other person or entity from the performance of any obligation contained in any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, whether occurring by reason of law or otherwise; (iv) the taking or accepting of any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty; (v) the taking or accepting of any other guaranty for all or any part of the Guaranteed Indebtedness; (vi) any failure by Lender to acquire, perfect or continue any lien or security interest on collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; (vii) the impairment of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; (viii) any failure by Lender to sell any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty in a commercially reasonable manner or as otherwise required by law;
(ix) any invalidity or unenforceability of or defect or deficiency in any of the Loan Documents; or (x) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or any other guarantor of all or any part of the Guaranteed Indebtedness.

     (b) This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of all or any part of the Guaranteed Indebtedness is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower, Guarantor, any other guarantor of all or any part of the Guaranteed Indebtedness, or otherwise, all as though such payment had not been made.

     (c) In the event Borrower is a corporation, joint stock association or partnership, or is hereafter incorporated, none of the following shall affect Guarantor's liability hereunder: (i) the unenforceability of all or any part of the Guaranteed Indebtedness against Borrower by reason of the fact that the Guaranteed Indebtedness exceeds the amount permitted by law; (ii) the act of creating all or any part of the Guaranteed Indebtedness is ultra vires; or (iii) the officers or partners creating all or any part of the Guaranteed Indebtedness acted in excess of their authority. Guarantor hereby acknowledges that withdrawal from, or termination of, any ownership interest in Borrower now or hereafter owned or held by Guarantor shall not alter, affect or in any way limit the obligations of Guarantor hereunder.

     8.     Actions  Against Guarantor. In the event of a default in the payment
            ---------------------------
or  performance  of  all  or  any  part of the Guaranteed Indebtedness when such
Guaranteed Indebtedness becomes due, whether by its terms, by acceleration or otherwise, Guarantor shall, without notice or demand, promptly pay the amount due thereon to Lender, in lawful money of the United States, at Lender's address set forth in Subparagraph l(a) above. One or more successive or concurrent
                ------------------
actions may be brought against Guarantor, either in the same action in which Borrower is sued or in separate actions, as often as Lender deems advisable. The exercise by Lender of any right or remedy under this Guaranty or under any other agreement or instrument, at law, in equity or otherwise, shall not preclude concurrent or subsequent exercise of any other right or remedy. The books and records of Lender shall be admissible as evidence in any action or proceeding involving this Guaranty and shall be prima facie evidence of the payments made
                                       ----- -----
on,  and  the  outstanding  balance  of,  the  Guaranteed  Indebtedness.

     9.     Payment  by Guarantor.   Whenever Guarantor pays any sum which is or
            ----------------------
may become due under this Guaranty, written notice must be delivered to Lender contemporaneously with such payment. Such notice shall be effective for purposes of this paragraph when contemporaneously with such payment Lender receives such notice either by: (a) personal delivery to the address and designated department of Lender identified in Subparagraph l(a) above, or (b)
                                                 -----------------
United States mail, certified or registered, return receipt requested, postage prepaid, addressed to Lender at the address shown in Subparagraph l(a) above.
                                                        -----------------
In the absence of such notice to Lender by Guarantor in compliance with the provisions hereof, any sum received by Lender on account of the Guaranteed Indebtedness shall be conclusively deemed paid by Borrower.

     10.     Death  of  Guarantor.  In  the event of the death of Guarantor, the
             ---------------------
obligations of the deceased Guarantor under this Guaranty shall continue as an obligation against his estate as to (a) all of the Guaranteed Indebtedness that is outstanding on the date of Guarantor's death, and any renewals or extensions thereof, and (b) all loans, advances and other extensions of credit made to or for the account of Borrower on or after the date of Guarantor's death pursuant to an obligation of Lender under a commitment or agreement described in
Subparagraph  l(d)  above  and  made  to  or  with Borrower prior to the date of
------------------
Guarantor's death. The terms and conditions of this Guaranty, including without limitation the consents and waivers set forth in Paragraph 6 hereof,
                                                             -----------
shall remain in effect with respect to the Guaranteed Indebtedness described in the preceding sentence in the same manner as if Guarantor had not died.

     11.     Notice  of Sale. In the event that Guarantor is entitled to receive
             ----------------
any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty, reasonable notice shall be deemed given when such notice is deposited in the United States mail, postage prepaid, at the address for Guarantor set forth in Subparagraph l(c) above, ten (10) days prior to the date any public sale, or
------------------
after  which  any  private sale, of any such collateral is to be held; provided,
                                                                       ---------
however,  that  notice  given  in  any  other  reasonable manner or at any other
--------
reasonable  time  shall  be  sufficient.

     12.     Waiver  by  Lender.   No  delay on the part of Lender in exercising
             -------------------
any right hereunder or failure to exercise the same shall operate as a waiver of such right. In no event shall any waiver of the provisions of this Guaranty be effective unless the same be in writing and signed by an officer of Lender, and then only in the specific instance and for the purpose given.

     13.     Successors and Assigns. This Guaranty is for the benefit of Lender,
             -----------------------
its successors and assigns. This Guaranty is binding upon Guarantor and Guarantor's heirs, executors, administrators, personal representatives and successors, including without limitation any person or entity obligated by operation of law upon the reorganization, merger, consolidation or other change in the organizational structure of Guarantor.

     14.     Costs  and  Expenses.   Guarantor shall pay on demand by Lender all
             ---------------------
costs and expenses, including without limitation all reasonable attorneys' fees, incurred by Lender in connection with the preparation, administration, enforcement and/or collection of this Guaranty. This covenant shall survive the payment of the Guaranteed Indebtedness.

     15.     Severability.   If  any  provision  of  this  Guaranty is held by a
             -------------
court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Guaranty and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

     16.     No  Obligation.  Nothing  contained herein shall be construed as an
             ---------------
obligation on the part of Lender to extend or continue to extend credit to Borrower.

     17.     Amendment.  No  modification  or amendment of any provision of this
             ----------
Guaranty, nor consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing and signed by an officer of Lender, and then shall be effective only in the specific instance and for the purpose for which given.

     18.     Cumulative Rights.  All rights and remedies of Lender hereunder are
             ------------------
cumulative of each other and of every other right or remedy which Lender may otherwise have at law or in equity or under any instrument or agreement, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

     19.     Governing  Law, Venue. This Guaranty is intended to be performed in
             ----------------------
the State of Texas. Except to the extent that the laws of the United States may apply to the terms hereof, the substantive laws of the State of Texas shall govern the validity, construction, enforcement and interpretation of this Guaranty. In the event of a dispute involving this Guaranty or any other instruments executed in connection herewith, the undersigned irrevocably agrees that venue for such dispute shall lie in any court of competent jurisdiction in Bexar County, Texas.

     20.     Compliance  with  Applicable  Usury Laws. Notwithstanding any other
             -----------------------------------------
provision of this Guaranty or of any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, Guarantor and Lender by its acceptance hereof agree that Guarantor shall never be required or obligated to pay interest in excess of the maximum non- usurious interest rate as may be authorized by applicable law for the written contracts which constitute the Guaranteed Indebtedness. It is the intention of Guarantor and Lender to conform strictly to the applicable laws which limit interest rates, and any of the aforesaid contracts for interest, if and to the extent payable by Guarantor, shall be held to be subject to reduction to the maximum non-usurious interest rate allowed under said law.

     21.     Gender. Within this Guaranty, words of any gender shall be held and
             -------
construed  to  include  the  other  gender.

     22.     Captions.  The  headings  in this Guaranty are for convenience only
             ---------
and shall not define or limit the provisions hereof.

     EXECUTED as of the date first above written.

                                        GUARANTOR:
                                        ----------

                                        CONTEMPORARY CONSTRUCTORS, INC.,
                                        a Texas corporation

                                        By:
                                           -------------------------------------
                                             Michael J. Novak, President

                                   EXHIBIT E-2

[GRAPHIC OMITTED]
                               GUARANTY AGREEMENT
                               ------------------

     THIS GUARANTY AGREEMENT ("Guaranty") is made as of the 25th day of April, 2005, by Guarantor (as hereinafter defined) for the benefit of Lender (as hereinafter defined).

     1.     Definitions.  As  used  in  this Guaranty, the following terms shall
            ------------
have  the  meanings  indicated  below:

     (a) The term "Lender" shall mean THE FROST NATIONAL BANK, a national banking association, whose address for notice purposes is the following:

                     P.O. Box 1600, San Antonio, Texas 78296
                               Attn:   Phil Dudley

     (b)     The term "Borrower" (whether one or more) shall mean the following:

              Charys Holding Company, Inc., a Delaware corporation

     (c) The term "Guarantor" shall mean CCI Telecom, Inc., a Nevada corporation, whose address for notice purposes is the following:

               19240 Red Land Road
               San Antonio, Bexar County, Texas 78257
               Attn: Michael J, Novak


     (d)     The  term  "Guaranteed  Indebtedness"  shall mean (i) all principal
                        --------------------------
indebtedness owing by Borrower to Lender now existing or hereafter arising under or evidenced by that one certain Promissory Note dated April 25, 2005, in the original principal amount of $300,000.00, executed by Borrower and payable to the order of Lender and, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Borrower to Lender under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above (collectively, the "Loan Documents"), (iv) all costs and expenses incurred by Lender in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii),
(iii)  and  (iv)  above.

     2.     Obligations,  As  an  inducement  to Lender to extend or continue to
            ------------
extend credit and other financial accommodations to Borrower, Guarantor, for value received, does hereby unconditionally and absolutely guarantee the prompt and full payment and performance of the Guaranteed Indebtedness when due or declared to be due and at all times thereafter.

     3.     Character of Obligations.
            -------------------------

     (a) This is an absolute, continuing and unconditional guaranty of payment and not of collection and if at any time or from time to time there is no outstanding Guaranteed Indebtedness, the obligations of Guarantor with respect to any and all Guaranteed Indebtedness incurred thereafter shall not be
affected.   This  Guaranty  and  the  Guarantor's  obligations  hereunder  are irrevocable and, in the event of Guarantor's death, shall be binding upon Guarantor's estate. All of the Guaranteed Indebtedness shall be conclusively presumed to have been made or acquired in acceptance hereof. Guarantor shall be liable, jointly and severally, with Borrower and any other guarantor of all or any part of the Guaranteed Indebtedness.

     (b) Lender may, at its sole discretion and without impairing its rights hereunder, (i) apply any payments on the Guaranteed Indebtedness that Lender receives from Borrower or any other source other than Guarantor to that portion of the Guaranteed Indebtedness, if any, not guaranteed hereunder, and (ii) apply any proceeds it receives as a result of the foreclosure or other realization on any collateral for the Guaranteed Indebtedness to that portion, if any, of the Guaranteed Indebtedness not guaranteed hereunder or to any other indebtedness secured by such collateral.

     (c) Guarantor agrees that its obligations hereunder shall not be released, diminished, impaired, reduced or affected by the existence of any other guaranty or the payment by any other guarantor of all or any part of the Guaranteed Indebtedness and, in the event Paragraph 2 above partially limits
                                              -----------
Guarantor's obligations under this Guaranty, Guarantor's obligations hereunder shall continue until Lender has received payment in full of the Guaranteed Indebtedness.

     (d) Guarantor's obligations hereunder shall not be released, diminished, impaired, reduced or affected by, nor shall any provision contained herein be deemed to be a limitation upon, the amount of credit which Lender may extend to Borrower, the number of transactions between Lender and Borrower, payments by Borrower to Lender or Lender's allocation of payments by Borrower.

     (e)     Without  further  authorization  from  or  notice  to   Guarantor,
Lender may compromise, accelerate, or otherwise alter the time or manner for the payment of the Guaranteed Indebtedness, increase or reduce the rate of interest thereon, or release or add any one or more guarantors or endorsers, or allow substitution of or withdrawal of collateral or other security and release collateral and other security or subordinate the same.

     4.     Representations  and  Warranties.   Guarantor  hereby represents and
            ---------------------------------
warrants  the  following  to  Lender:

     (a) This Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor, and (i) if Guarantor is a corporation, the Board of Directors of Guarantor has determined that this Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor, or (ii) if Guarantor is a partnership, the requisite number of its partners have determined that this Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor; and

     (b) Guarantor is familiar with, and has independently reviewed the books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be security for the payment of all or any part of the Guaranteed Indebtedness; provided, however, Guarantor is not relying on such financial condition or collateral as an inducement to enter into this Guaranty; and

     (c) Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition of Borrower and Guarantor is not relying on Lender to provide such information to Guarantor either now or in the future; and

     (d) Guarantor has the power and authority to execute, deliver and perform this Guaranty and any other agreements executed by Guarantor contemporaneously herewith, and the execution, delivery and performance of this Guaranty and any other agreements executed by Guarantor contemporaneously herewith do not and will not violate (i) any agreement or instrument to which Guarantor is a party, (ii) any law, rale, regulation or order of any governmental authority to which Guarantor is subject, or (iii) its articles or certificate of incorporation or bylaws, if Guarantor is a corporation, or its partnership agreement, if Guarantor is a partnership; and

     (e) Neither Lender nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty; and

     (f) The financial statements and other financial information regarding Guarantor heretofore and hereafter delivered to Lender are and shall be true and correct in all material respects and fairly present the financial position of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor reflected in the financial statements and other financial information regarding Guarantor heretofore delivered to Lender since the date of the last statement thereof; and

     (g) As of the date hereof, and after giving effect to this Guaranty and the obligations evidenced hereby, (i) Guarantor is and will be solvent, (ii) the fair saleable value of Guarantor's assets exceeds and will continue to exceed its liabilities (both fixed and contingent), (iii) Guarantor is and will continue to be able to pay its debts as they mature, and (iv) if Guarantor is not an individual, Guarantor has and will continue to have sufficient capital to carry on its business and all businesses in which it is about to engage.

     5.     Covenants.  Guarantor  hereby  covenants  and  agrees with Lender as
            ----------
follows:

     (a) Guarantor shall not, so long as its obligations under this Guaranty continue, transfer or pledge any material portion of its assets for less than full and adequate consideration; and

     (b) Guarantor shall promptly furnish to Lender at any time and from time to time such financial statements and other financial information of Guarantor as the Lender may require, in form and substance satisfactory to Lender; and

     (c) Guarantor shall comply with all terms and provisions of the Loan Documents that apply to Guarantor; and

     (d) Guarantor shall promptly inform Lender of (i) any litigation or governmental investigation against Guarantor or affecting any security for all or any part of the Guaranteed Indebtedness or this Guaranty which, if determined adversely, might have a material adverse effect upon the financial condition of Guarantor or upon such security or might cause a default under any of the Loan Documents, (ii) any claim or controversy which might become the subject of such litigation or governmental investigation, and (iii) any material adverse change in the financial condition of Guarantor.


     6.     Consent  and  Waiver.
            ---------------------

     (a) Guarantor waives (i) promptness, diligence and notice of acceptance of this Guaranty and notice of the incurring of any obligation, indebtedness or liability to which this Guaranty applies or may apply and waives presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence in enforcement and indulgences of every kind, and (ii) the taking of any other action by Lender, including without limitation giving any notice of default or any other notice to, or making any demand on, Borrower, any other guarantor of all or any part of the Guaranteed Indebtedness or any other party.

     (b) Guarantor waives any rights Guarantor has under, or any requirements imposed by, Chapter 34 of the Texas Business and Commerce Code, as in effect on the date of this Guaranty or as it may be amended from time to time.

     (c) Lender may at any time, without the consent of or notice to Guarantor, without incurring responsibility to Guarantor and without impairing, releasing, reducing or affecting the obligations of Guarantor hereunder: (i) change the manner, place or terms of payment of all or any part of the Guaranteed Indebtedness, or renew, extend, modify, rearrange or alter all or any part of the Guaranteed Indebtedness; (ii) change the interest rate accruing on any of the Guaranteed Indebtedness (including, without limitation, any periodic change in such interest rate that occurs because such Guaranteed Indebtedness accrues interest at a variable rate which may fluctuate from time to time);
(iii) sell, exchange, release, surrender, subordinate, realize upon or otherwise deal with in any manner and in any order any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty or setoff against all or any part of the Guaranteed Indebtedness; (iv) neglect, delay, omit, fail or refuse to take or prosecute any action for the collection of all or any part of the Guaranteed Indebtedness or this Guaranty or to take or prosecute any action in connection with any of the Loan Documents;
(v) exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting; (vi) settle or compromise all or any part of the Guaranteed Indebtedness and subordinate the payment of all or any part of the Guaranteed Indebtedness to the payment of any obligations, indebtedness or liabilities which may be due or become due to Lender or others;
(vii) apply any deposit balance, fund, payment, collections through process of law or otherwise or other collateral of Borrower to the satisfaction and liquidation of the indebtedness or obligations of Borrower to Lender not guaranteed under this Guaranty; and (viii) apply any sums paid to Lender by Guarantor, Borrower or others to the Guaranteed Indebtedness in such order and manner as Lender, in its sole discretion, may determine.

     (d) Should Lender seek to enforce the obligations of Guarantor hereunder by action in any court or otherwise, Guarantor waives any requirement, substantive or procedural, that (i) Lender first enforce any rights or remedies against Borrower or any other person or entity liable to Lender for all or any part of the Guaranteed Indebtedness, including without limitation that a judgment first be rendered against Borrower or any other person or entity, or that Borrower or any other person or entity should be joined in such cause, or
(ii) Lender first enforce rights against any collateral which shall ever have been given to secure all or any part of the Guaranteed Indebtedness or this Guaranty. Such waiver shall be without prejudice to Lender's right, at its option, to proceed against Borrower or any other person or entity, whether by separate action or by joinder.

     (e) In addition to any other waivers, agreements and covenants of Guarantor set forth herein, Guarantor hereby further waives and releases all claims, causes of action, defenses and offsets for any act or omission of Lender, its directors, officers, employees, representatives or agents in connection with Lender's administration of the Guaranteed Indebtedness, except for Lender's willful misconduct and gross negligence.

     (f) Guarantor grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges and transfers to Lender all Guarantor's right, title and interest in and to Guarantor's accounts with Lender (whether checking, savings or some other account), including without limitation all accounts held jointly with someone else and all accounts Guarantor may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Guarantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Guaranteed Indebtedness against any and all such accounts.

     7.     Obligations  Not  Impaired.
            ---------------------------

     (a) Guarantor agrees that its obligations hereunder shall not be released, diminished, impaired, reduced or affected by the occurrence of any one or more of the following events: (i) the death, disability or lack of corporate power of Borrower, Guarantor (except as provided in Paragraph 10 herein) or any
                                                     ------------
other guarantor of all or any part of the Guaranteed Indebtedness, (ii) any receivership, insolvency, bankruptcy or other proceedings affecting Borrower, Guarantor or any other guarantor of all or any part of the Guaranteed Indebtedness, or any of their respective property; (iii) the partial or total release or discharge of Borrower or any other guarantor of all or any part of the Guaranteed Indebtedness, or any other person or entity from the performance of any obligation contained in any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, whether occurring by reason of law or otherwise; (iv) the taking or accepting of any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty; (v) the taking or accepting of any other guaranty for all or any part of the Guaranteed Indebtedness; (vi) any failure by Lender to acquire, perfect or continue any lien or security interest on collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; (vii) the impairment of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; (viii) any failure by Lender to sell any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty in a commercially reasonable manner or as otherwise required by law; (ix) any invalidity or unenforceability of or defect or deficiency in any of the Loan Documents; or (x) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or any other guarantor of all or any part of the Guaranteed Indebtedness.

     (b) This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of all or any part of the Guaranteed Indebtedness is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower, Guarantor, any other guarantor of all or any part of the Guaranteed Indebtedness, or otherwise, all as though such payment had not been made.

     (c) In the event Borrower is a corporation, joint stock association or partnership, or is hereafter incorporated, none of the following shall affect Guarantor's liability hereunder: (i) the unenforceability of all or any part of the Guaranteed Indebtedness against Borrower by reason of the fact that the Guaranteed Indebtedness exceeds the amount permitted by law; (ii) the act of creating all or any part of the Guaranteed Indebtedness is ultra vires; or (iii) the officers or partners creating all or any part of the Guaranteed Indebtedness acted in excess of their authority. Guarantor hereby acknowledges that withdrawal from, or termination of, any ownership interest in Borrower now or hereafter owned or held by Guarantor shall not alter, affect or in any way limit the obligations of Guarantor hereunder.

     8.     Actions  Against Guarantor. In the event of a default in the payment
            ---------------------------
or  performance  of  all  or  any  part of the Guaranteed Indebtedness when such
Guaranteed Indebtedness becomes due, whether by its terms, by acceleration or otherwise, Guarantor shall, without notice or demand, promptly pay the amount due thereon to Lender, in lawful money of the United States, at Lender's address set forth in Subparagraph l(a) above. One or more successive or concurrent
                ------------------
actions may be brought against Guarantor, either in the same action in which Borrower is sued or in separate actions, as often as Lender deems advisable. The exercise by Lender of any right or remedy under this Guaranty or under any other agreement or instrument, at law, in equity or otherwise, shall not preclude concurrent or subsequent exercise of any other right or remedy. The books and records of Lender shall be admissible as evidence in any action or proceeding involving this Guaranty and shall be prima facie evidence of the
                                                     ----- -----
payments  made  on, and the outstanding balance of, the Guaranteed Indebtedness.

     9.     Payment  by  Guarantor.  Whenever Guarantor pays any sum which is or
            -----------------------
may become due under this Guaranty, written notice must be delivered to Lender contemporaneously with such payment. Such notice shall be effective for purposes of this paragraph when contemporaneously with such payment Lender receives such notice either by: (a) personal delivery to the address and designated department of Lender identified in Subparagraph l(a) above, or (b) United States
                                   -----------------
mail, certified or registered, return receipt requested, postage prepaid, addressed to Lender at the address shown in Subparagraph l(a) above. In the
                                                -----------------
absence of such notice to Lender by Guarantor in compliance with the provisions hereof, any sum received by Lender on account of the Guaranteed Indebtedness shall be conclusively deemed paid by Borrower.

     10.     Death  of  Guarantor.  In  the event of the death of Guarantor, the
             --------------------
obligations of the deceased Guarantor under this Guaranty shall continue as an obligation against his estate as to (a) all of the Guaranteed Indebtedness that is outstanding on the date of Guarantor's death, and any renewals or extensions thereof, and (b) all loans, advances and other extensions of credit made to or for the account of Borrower on or after the date of Guarantor's death pursuant to an obligation of Lender under a commitment or agreement described in
Subparagraph  l(d)  above  and  made  to  or  with Borrower prior to the date of
------------------
Guarantor's death. The terms and conditions of this Guaranty, including without limitation the consents and waivers set forth in Paragraph 6 hereof,
                                                             -----------
shall remain in effect with respect to the Guaranteed Indebtedness described in the preceding sentence in the same manner as if Guarantor had not died.

     11.     Notice  of Sale. In the event that Guarantor is entitled to receive
             ---------------
any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty, reasonable notice shall be deemed given when such notice is deposited in the United States mail, postage prepaid, at the address for Guarantor set forth in Subparagraph l(c) above, ten (10) days prior to the date any public sale, or
------------------
after  which  any  private sale, of any such collateral is to be held; provided,
                                                                       --------
however,  that  notice  given  in  any  other  reasonable manner or at any other
-------
reasonable  time  shall  be  sufficient.

     12.     Waiver  by  Lender.    No delay on the part of Lender in exercising
             ------------------
any right hereunder or failure to exercise the same shall operate as a waiver of such right. In no event shall any waiver of the provisions of this Guaranty be effective unless the same be in writing and signed by an officer of Lender, and then only in the specific instance and for the purpose given.

     13.     Successors and Assigns. This Guaranty is for the benefit of Lender,
             ----------------------
its successors and assigns. This Guaranty is binding upon Guarantor and Guarantor's heirs, executors, administrators, personal representatives and successors, including without limitation any person or entity obligated by operation of law upon the reorganization, merger, consolidation or other change in the organizational structure of Guarantor.

     14.     Costs  and  Expenses.  Guarantor  shall pay on demand by Lender all
             --------------------
costs and expenses, including without limitation all reasonable attorneys' fees, incurred by Lender in connection with the preparation, administration, enforcement and/or collection of this Guaranty. This covenant shall survive the payment of the Guaranteed Indebtedness.

     15.     Severability.   If  any  provision  of  this  Guaranty is held by a
             ------------
court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Guaranty and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

     16.     No  Obligation.  Nothing  contained herein shall be construed as an
             --------------
obligation on the part of Lender to extend or continue to extend credit to Borrower.

     17.     Amendment.  No  modification  or amendment of any provision of this
             ---------
Guaranty, nor consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing and signed by an officer of Lender, and then shall be effective only in the specific instance and for the purpose for which given.

     18.     Cumulative  Rights. All rights and remedies of Lender hereunder are
             ------------------
cumulative of each other and of every other right or remedy which Lender may otherwise have at law or in equity or under any instrument or agreement, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

     19.     Governing  Law, Venue. This Guaranty is intended to be performed in
             ---------------------
the State of Texas. Except to the extent that the laws of the United States may apply to the terms hereof, the substantive laws of the State of Texas shall govern the validity, construction, enforcement and interpretation of this Guaranty. In the event of a dispute involving this Guaranty or any other instruments executed in connection herewith, the undersigned irrevocably agrees that venue for such dispute shall lie in any court of competent jurisdiction in Bexar County, Texas.

     20.     Compliance  with  Applicable  Usury Laws. Notwithstanding any other
             ----------------------------------------
provision of this Guaranty or of any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, Guarantor and Lender by its acceptance hereof agree that Guarantor shall never be required or obligated to pay interest in excess of the maximum non- usurious interest rate as may be authorized by applicable law for the written contracts which constitute the Guaranteed Indebtedness. It is the intention of Guarantor and Lender to conform strictly to the applicable laws which limit interest rates, and any of the aforesaid contracts for interest, if and to the extent payable by Guarantor, shall be held to be subject to reduction to the maximum non-usurious interest rate allowed under said law.

     21.     Gender. Within this Guaranty, words of any gender shall be held and
             ------
construed  to  include  the  other  gender.

     22.     Captions.  The  headings  in this Guaranty are for convenience only
             --------
and shall not define or limit the provisions hereof.

     EXECUTED as of the date first above written.

                                        GUARANTOR:
                                        ----------

                                        CCI TELECOM, INC.,
                                        a Nevada corporation

                                        By:
                                           -------------------------------------
                                             Michael J. Novak, President

                                   EXHIBIT E-3

[GRAPHIC OMITTED]
                              GUARANTY  AGREEMENT
                              -------------------

     THIS GUARANTY AGREEMENT ("Guaranty") is made as of the 25th day of April, 2005, by Guarantor (as hereinafter defined) for the benefit of Lender (as hereinafter defined).

     1.     Definitions.  As  used  in  this Guaranty, the following terms shall
            -----------
have  the  meanings  indicated  below:

     (a) The term "Lender" shall mean THE FROST NATIONAL BANK, a national banking association, whose address for notice purposes is the following:

                     P.O. Box 1600, San Antonio, Texas 78296
                               Attn:   Phil Dudley

     (b)     The term "Borrower" (whether one or more) shall mean the following:

              Charys Holding Company, Inc., a Delaware corporation

     (c) The term "Guarantor" shall mean CCI Integrated Solutions, Inc., a Texas corporation, whose address for notice purposes is the following:

               19240 Red Land Road
               San Antonio, Bexar County, Texas 78257
               Attn: Michael J. Novak

     (d)     The  term  "Guaranteed Indebtedness" shall mean   (i) all principal
                         -----------------------
indebtedness owing by Borrower to Lender now existing or hereafter arising under or evidenced by that one certain Promissory Note dated April 25, 2005, in the original principal amount of $300,000.00, executed by Borrower and payable to the order of Lender and, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Borrower to Lender under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above (collectively, the "Loan Documents"), (iv) all costs and expenses incurred by Lender in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii),
(iii)  and  (iv)  above.

     2.     Obligations.  As  an  inducement  to Lender to extend or continue to
            -----------
extend credit and other financial accommodations to Borrower, Guarantor, for value received, does hereby unconditionally and absolutely guarantee the prompt and full payment and performance of the Guaranteed Indebtedness when due or declared to be due and at all times thereafter.

     3.     Character of Obligations.
            ------------------------

     (a) This is an absolute, continuing and unconditional guaranty of payment and not of collection and if at any time or from time to time there is no outstanding Guaranteed Indebtedness, the obligations of Guarantor with respect to any and all Guaranteed Indebtedness incurred thereafter shall not be
affected.   This  Guaranty  and  the  Guarantor's  obligations  hereunder  are irrevocable and, in the event of Guarantor's death, shall be binding upon Guarantor's estate. All of the Guaranteed Indebtedness shall be conclusively presumed to have been made or acquired in acceptance hereof. Guarantor shall be liable, jointly and severally, with Borrower and any other guarantor of all or any part of the Guaranteed Indebtedness.

     (b) Lender may, at its sole discretion and without impairing its rights hereunder, (i) apply any payments on the Guaranteed Indebtedness that Lender receives from Borrower or any other source other than Guarantor to that portion of the Guaranteed Indebtedness, if any, not guaranteed hereunder, and (ii) apply any proceeds it receives as a result of the foreclosure or other realization on any collateral for the Guaranteed Indebtedness to that portion, if any, of the Guaranteed Indebtedness not guaranteed hereunder or to any other indebtedness secured by such collateral.

     (c) Guarantor agrees that its obligations hereunder shall not be released, diminished, impaired, reduced or affected by the existence of any other guaranty or the payment by any other guarantor of all or any part of the Guaranteed Indebtedness and, in the event Paragraph 2 above partially limits
                                              -----------
Guarantor's obligations under this Guaranty, Guarantor's obligations hereunder shall continue until Lender has received payment in full of the Guaranteed Indebtedness.

     (d) Guarantor's obligations hereunder shall not be released, diminished, impaired, reduced or affected by, nor shall any provision contained herein be deemed to be a limitation upon, the amount of credit which Lender may extend to Borrower, the number of transactions between Lender and Borrower, payments by Borrower to Lender or Lender's allocation of payments by Borrower.

     (e)     Without  further  authorization  from  or  notice  to   Guarantor,
Lender may compromise, accelerate, or otherwise alter the time or manner for the payment of the Guaranteed Indebtedness, increase or reduce the rate of interest thereon, or release or add any one or more guarantors or endorsers, or allow substitution of or withdrawal of collateral or other security and release collateral and other security or subordinate the same.

     4.     Representations  and  Warranties.   Guarantor  hereby represents and
            --------------------------------
warrants  the  following  to  Lender:

     (a) This Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor, and (i) if Guarantor is a corporation, the Board of Directors of Guarantor has determined that this Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor, or (ii) if Guarantor is a partnership, the requisite number of its partners have determined that this Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor; and

     (b) Guarantor is familiar with, and has independently reviewed the books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be security for the payment of all or any part of the Guaranteed Indebtedness; provided, however, Guarantor is not relying on such financial condition or collateral as an inducement to enter into this Guaranty; and

     (c) Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition of Borrower and Guarantor is not relying on Lender to provide such information to Guarantor either now or in the future; and

     (d) Guarantor has the power and authority to execute, deliver and perform this Guaranty and any other agreements executed by Guarantor contemporaneously herewith, and the execution, delivery and performance of this Guaranty and any other agreements executed by Guarantor contemporaneously herewith do not and will not violate (i) any agreement or instrument to which Guarantor is a party, (ii) any law, rule, regulation or order of any governmental authority to which Guarantor is subject, or (iii) its articles or certificate of incorporation or bylaws, if Guarantor is a corporation, or its partnership agreement, if Guarantor is a partnership; and

     (e) Neither Lender nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty; and

     (f) The financial statements and other financial information regarding Guarantor heretofore and hereafter delivered to Lender are and shall be true and correct in all material respects and fairly present the financial position of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor reflected in the financial statements and other financial information regarding Guarantor heretofore delivered to Lender since the date of the last statement thereof; and

     (g) As of the date hereof, and after giving effect to this Guaranty and the obligations evidenced hereby, (i) Guarantor is and will be solvent, (ii) the fair saleable value of Guarantor's assets exceeds and will continue to exceed its liabilities (both fixed and contingent), (iii) Guarantor is and will continue to be able to pay its debts as they mature, and (iv) if Guarantor is not an individual, Guarantor has and will continue to have sufficient capital to carry on its business and all businesses in which it is about to engage.

     5.     Covenants.  Guarantor  hereby  covenants  and  agrees with Lender as
            ---------
follows:

     (a) Guarantor shall not, so long as its obligations under this Guaranty continue, transfer or pledge any material portion of its assets for less than full and adequate consideration; and

     (b) Guarantor shall promptly furnish to Lender at any time and from time to time such financial statements and other financial information of Guarantor as the Lender may require, in form and substance satisfactory to Lender; and

     (c) Guarantor shall comply with all terms and provisions of the Loan Documents that apply to Guarantor; and

     (d) Guarantor shall promptly inform Lender of (i) any litigation or governmental investigation against Guarantor or affecting any security for all or any part of the Guaranteed Indebtedness or this Guaranty which, if determined adversely, might have a material adverse effect upon the financial condition of Guarantor or upon such security or might cause a default under any of the Loan Documents, (ii) any claim or controversy which might become the subject of such litigation or governmental investigation, and (iii) any material adverse change in the financial condition of Guarantor.


     6.     Consent  and  Waiver.
            --------------------

     (a) Guarantor waives (i) promptness, diligence and notice of acceptance of this Guaranty and notice of the incurring of any obligation, indebtedness or liability to which this Guaranty applies or may apply and waives presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence in enforcement and indulgences of every kind, and (ii) the taking of any other action by Lender, including without limitation giving any notice of default or any other notice to, or making any demand on, Borrower, any other guarantor of all or any part of the Guaranteed Indebtedness or any other party.

     (b) Guarantor waives any rights Guarantor has under, or any requirements imposed by, Chapter 34 of the Texas Business and Commerce Code, as in effect on the date of this Guaranty or as it may be amended from time to time.

     (c) Lender may at any time, without the consent of or notice to Guarantor, without incurring responsibility to Guarantor and without impairing, releasing, reducing or affecting the obligations of Guarantor hereunder: (i) change the manner, place or terms of payment of all or any part of the Guaranteed Indebtedness, or renew, extend, modify, rearrange or alter all or any part of the Guaranteed Indebtedness; (ii) change the interest rate accruing on any of the Guaranteed Indebtedness (including, without limitation, any periodic change in such interest rate that occurs because such Guaranteed Indebtedness accrues interest at a variable rate which may fluctuate from time to time);
(iii) sell, exchange, release, surrender, subordinate, realize upon or otherwise deal with in any manner and in any order any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty or setoff against all or any part of the Guaranteed Indebtedness; (iv) neglect, delay, omit, fail or refuse to take or prosecute any action for the collection of all or any part of the Guaranteed Indebtedness or this Guaranty or to take or prosecute any action in connection with any of the Loan Documents;
(v) exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting; (vi) settle or compromise all or any part of the Guaranteed Indebtedness and subordinate the payment of all or any part of the Guaranteed Indebtedness to the payment of any obligations, indebtedness or liabilities which may be due or become due to Lender or others;
(vii) apply any deposit balance, fund, payment, collections through process of law or otherwise or other collateral of Borrower to the satisfaction and liquidation of the indebtedness or obligations of Borrower to Lender not guaranteed under this Guaranty; and (viii) apply any sums paid to Lender by Guarantor, Borrower or others to the Guaranteed Indebtedness in such order and manner as Lender, in its sole discretion, may determine.

     (d) Should Lender seek to enforce the obligations of Guarantor hereunder by action in any court or otherwise, Guarantor waives any requirement, substantive or procedural, that (i) Lender first enforce any rights or remedies against Borrower or any other person or entity liable to Lender for all or any part of the Guaranteed Indebtedness, including without limitation that a judgment first be rendered against Borrower or any other person or entity, or that Borrower or any other person or entity should be joined in such cause, or
(ii) Lender first enforce rights against any collateral which shall ever have been given to secure all or any part of the Guaranteed Indebtedness or this Guaranty. Such waiver shall be without prejudice to Lender's right, at its option, to proceed against Borrower or any other person or entity, whether by separate action or by joinder.

     (e) In addition to any other waivers, agreements and covenants of Guarantor set forth herein, Guarantor hereby further waives and releases all claims, causes of action, defenses and offsets for any act or omission of Lender, its directors, officers, employees, representatives or agents in connection with Lender's administration of the Guaranteed Indebtedness, except for Lender's willful misconduct and gross negligence.

     (f) Guarantor grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges and transfers to Lender all Guarantor's right, title and interest in and to Guarantor's accounts with Lender (whether checking, savings or some other account), including without limitation all accounts held jointly with someone else and all accounts Guarantor may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Guarantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Guaranteed Indebtedness against any and all such accounts.

     7.     Obligations  Not  Impaired.
            --------------------------

     (a) Guarantor agrees that its obligations hereunder shall not be released, diminished, impaired, reduced or affected by the occurrence of any one or more of the following events: (i) the death, disability or lack of corporate power of Borrower, Guarantor (except as provided in Paragraph 10 herein) or any
                                                     ------------
other guarantor of all or any part of the Guaranteed Indebtedness, (ii) any receivership, insolvency, bankruptcy or other proceedings affecting Borrower, Guarantor or any other guarantor of all or any part of the Guaranteed Indebtedness, or any of their respective property; (iii) the partial or total release or discharge of Borrower or any other guarantor of all or any part of the Guaranteed Indebtedness, or any other person or entity from the performance of any obligation contained in any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, whether occurring by reason of law or otherwise; (iv) the taking or accepting of any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty; (v) the taking or accepting of any other guaranty for all or any part of the Guaranteed Indebtedness; (vi) any failure by Lender to acquire, perfect or continue any lien or security interest on collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; (vii) the impairment of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; (viii) any failure by Lender to sell any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty in a commercially reasonable manner or as otherwise required by law; (ix) any invalidity or unenforceability of or defect or deficiency in any of the Loan Documents; or (x) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or any other guarantor of all or any part of the Guaranteed Indebtedness.

     (b) This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of all or any part of the Guaranteed Indebtedness is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower, Guarantor, any other guarantor of all or any part of the Guaranteed Indebtedness, or otherwise, all as though such payment had not been made.

     (c) In the event Borrower is a corporation, joint stock association or partnership, or is hereafter incorporated, none of the following shall affect Guarantor's liability hereunder: (i) the unenforceability of all or any part of the Guaranteed Indebtedness against Borrower by reason of the fact that the Guaranteed Indebtedness exceeds the amount permitted by law; (ii) the act of creating all or any part of the Guaranteed Indebtedness is ultra vires; or (iii) the officers or partners creating all or any part of the Guaranteed Indebtedness acted in excess of their authority. Guarantor hereby acknowledges that withdrawal from, or termination of, any ownership interest in Borrower now or hereafter owned or held by Guarantor shall not alter, affect or in any way limit the obligations of Guarantor hereunder.

     8.     Actions  Against Guarantor. In the event of a default in the payment
            --------------------------
or  performance  of  all  or  any  part of the Guaranteed Indebtedness when such
Guaranteed Indebtedness becomes due, whether by its terms, by acceleration or otherwise, Guarantor shall, without notice or demand, promptly pay the amount due thereon to Lender, in lawful money of the United States, at Lender's address set forth in Subparagraph l(a) above. One or more successive or concurrent
                ------------------
actions may be brought against Guarantor, either in the same action in which Borrower is sued or in separate actions, as often as Lender deems advisable. The exercise by Lender of any right or remedy under this Guaranty or under any other agreement or instrument, at law, in equity or otherwise, shall not preclude concurrent or subsequent exercise of any other right or remedy. The books and records of Lender shall be admissible as evidence in any action or proceeding involving this Guaranty and shall be prima facie evidence of the
                                                     ----- -----
payments  made  on, and the outstanding balance of, the Guaranteed Indebtedness.

     9.     Payment  by Guarantor.   Whenever Guarantor pays any sum which is or
            ---------------------
may become due under this Guaranty, written notice must be delivered to Lender contemporaneously with such payment. Such notice shall be effective for purposes of this paragraph when contemporaneously with such payment Lender receives such notice either by: (a) personal delivery to the address and designated department of Lender identified in Subparagraph l(a) above, or (b)
                                                 -----------------
United States mail, certified or registered, return receipt requested, postage prepaid, addressed to Lender at the address shown in Subparagraph l(a) above.
                                                        -----------------
In the absence of such notice to Lender by Guarantor in compliance with the provisions hereof, any sum received by Lender on account of the Guaranteed Indebtedness shall be conclusively deemed paid by Borrower.

     10.     Death  of  Guarantor.  In  the event of the death of Guarantor, the
             --------------------
obligations of the deceased Guarantor under this Guaranty shall continue as an obligation against his estate as to (a) all of the Guaranteed Indebtedness that is outstanding on the date of Guarantor's death, and any renewals or extensions thereof, and (b) all loans, advances and other extensions of credit made to or for the account of Borrower on or after the date of Guarantor's death pursuant to an obligation of Lender under a commitment or agreement described in
Subparagraph  l(d)  above  and  made  to  or  with Borrower prior to the date of
------------------
Guarantor's death. The terms and conditions of this Guaranty, including without limitation the consents and waivers set forth in Paragraph 6 hereof,
                                                             -----------
shall remain in effect with respect to the Guaranteed Indebtedness described in the preceding sentence in the same manner as if Guarantor had not died.

     11.     Notice  of Sale. In the event that Guarantor is entitled to receive
             ---------------
any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty, reasonable notice shall be deemed given when such notice is deposited in the United States mail, postage prepaid, at the address for Guarantor set forth in Subparagraph l(c) above, ten (10) days prior to the date any public sale, or
------------------
after  which  any  private sale, of any such collateral is to be held; provided,
                                                                       --------
however,  that  notice  given  in  any  other  reasonable manner or at any other
-------
reasonable  time  shall  be  sufficient.

     12.     Waiver  by Lender. No delay on the part of Lender in exercising any
             -----------------
right hereunder or failure to exercise the same shall operate as a waiver of such right. In no event shall any waiver of the provisions of this Guaranty be effective unless the same be in writing and signed by an officer of Lender, and then only in the specific instance and for the purpose given.

     13.     Successors and Assigns. This Guaranty is for the benefit of Lender,
             ----------------------
its successors and assigns. This Guaranty is binding upon Guarantor and Guarantor's heirs, executors, administrators, personal representatives and successors, including without limitation any person or entity obligated by operation of law upon the reorganization, merger, consolidation or other change in the organizational structure of Guarantor.

     14.     Costs  and  Expenses.   Guarantor shall pay on demand by Lender all
             --------------------
costs and expenses, including without limitation all reasonable attorneys' fees, incurred by Lender in connection with the preparation, administration, enforcement and/or collection of this Guaranty. This covenant shall survive the payment of the Guaranteed Indebtedness.

     15.     Severability.   If  any  provision  of  this  Guaranty is held by a
             ------------
court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Guaranty and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

     16.     No  Obligation.  Nothing  contained herein shall be construed as an
             --------------
obligation on the part of Lender to extend or continue to extend credit to Borrower.

     17.     Amendment.  No  modification  or amendment of any provision of this
             ---------
Guaranty, nor consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing and signed by an officer of Lender, and then shall be effective only in the specific instance and for the purpose for which given.

     18.     Cumulative  Rights. All rights and remedies of Lender hereunder are
             ------------------
cumulative of each other and of every other right or remedy which Lender may otherwise have at law or in equity or under any instrument or agreement, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

     19.     Governing  Law, Venue. This Guaranty is intended to be performed in
             ---------------------
the State of Texas. Except to the extent that the laws of the United States may apply to the terms hereof, the substantive laws of the State of Texas shall govern the validity, construction, enforcement and interpretation of this Guaranty. In the event of a dispute involving this Guaranty or any other instruments executed in connection herewith, the undersigned irrevocably agrees that venue for such dispute shall lie in any court of competent jurisdiction in Bexar County, Texas.

     20.     Compliance  with  Applicable  Usury Laws. Notwithstanding any other
             ----------------------------------------
provision of this Guaranty or of any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, Guarantor and Lender by its acceptance hereof agree that Guarantor shall never be required or obligated to pay interest in excess of the maximum non- usurious interest rate as may be authorized by applicable law for the written contracts which constitute the Guaranteed Indebtedness. It is the intention of Guarantor and Lender to conform strictly to the applicable laws which limit interest rates, and any of the aforesaid contracts for interest, if and to the extent payable by Guarantor, shall be held to be subject to reduction to the maximum non-usurious interest rate allowed under said law.

     21.     Gender. Within this Guaranty, words of any gender shall be held and
             ------
construed  to  include  the  other  gender.

     22.     Captions.  The  headings  in this Guaranty are for convenience only
             --------
and  shall  not  define  or  limit  the  provisions  hereof.

     EXECUTED as of the date first above written.

                                        GUARANTOR:
                                        ----------

                                        CCI INTEGRATED SOLUTIONS, INC.,
                                        a Texas corporation

                                        By:
                                           -------------------------------------
                                             Michael J. Novak, President

                                   EXHIBIT E-4